________________________________________________________________________________



________________________________________________________________________________

       [A BUILDING GRAPHIC APPEARS IN THE BACKGROUND OF THIS COVER PAGE]

                                                              CHARTER FUNDS /SM/


                                                           CHARTER BALANCED FUND

                                         CHARTER LARGE COMPANY STOCK GROWTH FUND

                                          CHARTER LARGE COMPANY STOCK VALUE FUND

                                          CHARTER LARGE COMPANY STOCK INDEX FUND

                                         CHARTER SMALL COMPANY STOCK GROWTH FUND

                                          CHARTER SMALL COMPANY STOCK VALUE FUND

                                                      CHARTER FOREIGN STOCK FUND

                                                     CORE PLUS FIXED INCOME FUND




                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2000



[CIGNA TREE LOGO GRAPHIC APPEARS HERE]
CIGNA Financial Services, Inc.

DEAR SHAREHOLDERS,

We are pleased to provide this report for the Charter Funds covering the year ended December 31, 2000.

THE ECONOMY

Calendar year 2000 experienced remarkable extremes. Economic conditions during the first several months were vastly different from those at the end of the year. The first quarter could be characterized as a full-blown economic boom, with investors concerned about an overheated economy. During most of the second half, economists debated the likelihood of a "hard landing" versus a "soft landing" scenario. The rate of economic growth slowed precipitously as the U.S. real GDP (Gross Domestic Product) expanded at an estimated 2% during the last half of the year, compared with a rate of more than 5% during the first half.

TIGHT MONETARY CONDITIONS AND A STRONG DOLLAR: The two principal economic drivers contributing to the sharp economic slowdown were the steady tightening in monetary conditions and the persistent appreciation in the U.S. dollar. The strong dollar contributed to a severe weakening in the domestic manufacturing sector, particularly basic industries. It also played a very large role in the sharp slowdown in consumer inflation that occurred during the year.

The progressive monetary tightening can be attributed initially to restrictive policy by the Federal Reserve (Fed), reinforced later in the year by a market-induced tightening in the domestic capital markets, both debt and equity. A heightened level of risk aversion by both bond and stock investors, as well as a pronounced tightening in lending standards by commercial banks, resulted in a major reduction in the availability of capital and a significant rise in capital costs to the business sector. The economic consequence of tighter monetary conditions was a steady deceleration in the growth of business capital investment - the primary engine of GDP growth in recent years.

FINANCIAL MARKETS

Financial market performance during 2000 can be best characterized by two dominant themes: (1) a complete reversal in the winners and losers among asset classes compared with calendar year 1999; and (2) a dramatic shift on the part of investors away from risk-taking and toward risk aversion, with some evidence of a "flight to quality." In the eternal struggle within investment markets between "greed and fear," risk and return, it was clear that, unlike 1999, fear and risk aversion emerged as the dominant forces.

In terms of specific asset classes, the broad bond market outperformed the broad equity market for the first year since 1990. Within the fixed income markets, U.S. Treasury securities, the safest and most liquid type of financial asset in the world, were the best performers. The 30-year Treasury bond enjoyed a total return of 19.88%, compared with an 11.63% total return for the Lehman Brothers Aggregate Bond Index, the best year for the Index since 1995. Conversely, below-investment grade (high yield) bonds, as represented by the Lehman Brothers High Yield Bond Index, performed poorly, generating a negative total return of 5.86%.

DEFLATING THE TECHNOLOGY BUBBLE: The domestic equity market declined by 9.11%, as measured by the S&P 500 Index, its first calendar year decline since 1990. The best performers, similar to the bond market, were conservative equity groups, such as utilities and health care. Conversely, the technology sector was the clear loser. Indeed, 2000 witnessed the bursting of one of the great asset bubbles of modern times, with the technology-heavy NASDAQ declining by 51% from its March peak, while many stocks in the Internet sector lost more than 90% of their value.

OUTLOOK

Current economic data reflect an economy which is currently stagnant. (Chairman Greenspan recently acknowledged that "Economic growth at this moment is probably very close to zero," as he gave his support to a federal tax cut in 2001.) The main problems are a large overhang of excess inventories, a weak auto market, declining consumer confidence, and broad weakness in capital spending, including IT capital equipment. Because of the long lags between Fed monetary policy and real economic activity, it is a FAIT ACCOMPLI that the domestic economy in the first half of the year will show little, if any, growth.

However, assuming the economy does not deteriorate significantly from current levels, what is important for the capital markets is the prospect for economic recovery during the second half of the year. And the current indicators are favorable. Specifically, the recent behavior of the financial markets in general, and borrowers and lenders in particular, strongly suggest that the Fed monetary easing process which began on January 3, 2001 is beginning to have its desired effect. In particular, the following financial market trends are of greatest importance:

1) THE CORPORATE BOND MARKET HAS RE-OPENED FOR BUSINESS. New issuance of both investment-grade and high-yield corporate bonds has increased dramatically in January (high-grade issuance of roughly $60 billion in the month of January will exceed the all-time record of last June). Commercial bank lending is also strengthening. In short, these are all signs, albeit preliminary, that the credit intermediation process is beginning to function normally once again, following the near shutdown of segments of the financial system late last year.

2) INVESTOR SENTIMENT IS RISING, AND INVESTORS ARE BECOMING LESS RISK-AVERSE. Credit spreads have tightened for both investment-grade and high-yield debt. High-yield spreads have tightened by 125-150 basis points from their wides around year end, and the high-yield bond index and the bank stock index are performing well.

3) MONEY SUPPLY GROWTH HAS ACCELERATED SHARPLY IN RECENT WEEKS, again an important sign that the actions of the Fed are having their desired effect. The 3-month growth rates of M2, M3, and MZM have all accelerated from roughly 5% to more than a 10% annual rate, and should continue to accelerate with further Fed easing in the months ahead.

4) THE DECLINE IN MORTGAGE RATES HAS RESULTED IN A MASSIVE SURGE IN BOTH NEW MORTGAGE APPLICATIONS AND MORTGAGE REFINANCE ACTIVITY. The rapid increase in the mortgage refinancing index will boost consumer spending in the months ahead.

5) THE TREASURY YIELD CURVE, WHICH HAD BEEN INVERTED FOR MOST OF LAST YEAR, HAS STEEPENED SIGNIFICANTLY in recent weeks, and will steepen further in the months ahead, as the Fed continues to reduce short-term rates. Long-term Treasury bond yields will likely rise in anticipation of faster economic growth in the future, rising money supply growth, the anticipation of lower federal government surpluses as a result of tax reductions, and probably some weakening of the dollar during 2001.

We are monitoring these financial market trends very closely as an indication of the likelihood of success for the Fed in its efforts to stimulate the economy. If successful, the real economy will revive in three stages: first, improving consumer and business confidence; next, increased spending at the "front-end" of the economy (housing, retail sales); and finally, signs of strength at the "back-end" of the economy (industrial production, employment, and capital spending). Overall, we continue to expect little if any GDP growth during the first half, followed by a recovery in economic growth during the second half, rising to a 3%-4% pace by year end, continuing into 2002.

Finally, if successful, a pro-growth Fed policy will likely benefit the more aggressive segments of the financial markets. Accordingly, we expect both equities and high-yield bonds to outperform Treasury securities during calendar 2001. And small- and mid-cap stocks may outperform the large cap sector of the equity market once again.


Sincerely,


/s/ Richard H. Forde

Richard H. Forde
CHAIRMAN OF THE BOARD AND PRESIDENT

CHARTER FUNDS TABLE OF CONTENTS


To assist you in using this report to shareholders, listed below is a table of contents and description of the various sections.


                                                                     SCHEDULE OF
                FUND                         FUND SUMMARY            INVESTMENTS
                ----                         ------------            -----------
Balanced Fund                                     5                       19
________________________________________________________________________________
Large Company Stock Growth Fund                   7                       22
________________________________________________________________________________
Large Company Stock Value Fund                    9                       24
________________________________________________________________________________
Large Company Stock Index Fund                    10                      26
________________________________________________________________________________
Small Company Stock Growth Fund                   12                      32
________________________________________________________________________________
Small Company Stock Value Fund                    14                      34
________________________________________________________________________________
Foreign Stock Fund                                16                      36
________________________________________________________________________________
Core Plus Fixed Income Fund                       17                      38
________________________________________________________________________________


FUND SUMMARIES                                                                 5
A summary of each Fund's performance record and portfolio composition, and a review from the Fund's investment manager.

SCHEDULES OF INVESTMENTS                                                      19

The schedules of investments include a listing of securities in each Fund's portfolio as of December 31, 2000.

STATEMENTS OF ASSETS AND LIABILITIES                                          41

A "balance sheet" of a Fund as of the last day of the fiscal period. It includes the Fund's Class-level NAVs per share by dividing the Fund's Class-level net assets (assets minus liabilities) by the number of Class-level shares outstanding.

STATEMENTS OF OPERATIONS                                                      42
These statements lists each Fund's income, expenses, and gains and losses on securities and currency transactions, and appreciation or depreciation from portfolio holdings.

STATEMENTS OF CHANGES IN NET ASSETS                                           43
These statements report the increase or decrease in each Fund's net assets during the reporting period. Changes in net assets may be due to a variety of factors, including investment operations, dividends, distributions and capital share transactions.

FINANCIAL HIGHLIGHTS                                                          45
For each Fund's share class outstanding, a table showing a per share breakdown of the factors that affect a Fund's Net Asset Value (NAV) for the current and past reporting periods. In addition, total return, asset size, expense and income ratios and portfolio turnover rate are shown for each Fund class.

NOTES TO FINANCIAL STATEMENTS                                                 48
The notes to financial statements include a description of the significant accounting policies of the Funds, and more detailed information about the schedules and tables that appear in the report.

REPORT OF INDEPENDENT ACCOUNTANTS                                             55

CHARTER BALANCED FUND

DECEMBER 31, 2000

________________________________________________________________________________
FUND SUMMARY
________________________________________________________________________________

OBJECTIVE AND STRATEGY
Seeks a high total return through capital appreciation and current income by investing principally in equity and fixed income securities.

FUND INCEPTION DATE                                                   01/20/2000

TOTAL NET ASSETS                                                   $11.8 million

NUMBER OF SECURITIES IN THE PORTFOLIO                                        129

INVESTMENT MANAGER                                                 INVESCO, Inc.

-------------------------------------------------------------------
FUND PROFILE
December, 31, 2000 (Unaudited)
-------------------------------------------------------------------
TEN LARGEST POSITIONS                               % of Net Assets
-------------------------------------------------------------------
 Federal Nat'l Mortgage Assn.                              6.5%
-------------------------------------------------------------------
 Citigroup, Inc.                                           3.1
-------------------------------------------------------------------
 Federal Home Loan Mtg. Corp.                              2.7
-------------------------------------------------------------------
 Exxon Mobil Corp.                                         2.2
-------------------------------------------------------------------
 Johnson & Johnson                                         1.8
-------------------------------------------------------------------
 General Electric Co.                                      1.8
-------------------------------------------------------------------
 Procter & Gamble Co.                                      1.7
-------------------------------------------------------------------
 American Intl Group, Inc.                                 1.6
-------------------------------------------------------------------
 Phillip Morris                                            1.6
-------------------------------------------------------------------
 Bristol Meyers Squibb Co.                                 1.4
-------------------------------------------------------------------
TEN LARGEST SECTORS                                 % of Net Assets
-------------------------------------------------------------------
 Financial                                               20.6%
-------------------------------------------------------------------
 Consumer Products                                       12.5
-------------------------------------------------------------------
 U.S. Treasury Obligations                              10.6
-------------------------------------------------------------------
 Oil and Gas                                             7.9
-------------------------------------------------------------------
 Communications                                          7.7
-------------------------------------------------------------------
 U.S. Government Agency Obligations                      7.5
-------------------------------------------------------------------
 Manufacturing                                           5.3
-------------------------------------------------------------------
 Medical                                                 4.5
-------------------------------------------------------------------
 Diversified                                             3.8
-------------------------------------------------------------------
 Insurance                                               3.4
-------------------------------------------------------------------
FUND COMPOSITION                                    % of Net Assets
-------------------------------------------------------------------
 Bonds                                                   30%
-------------------------------------------------------------------
 Common stocks                                           68
-------------------------------------------------------------------
 Other net assets                                         2
-------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS

The year 2000 started off with a roller-coaster ride for investors. A March rally pulled both the S&P 500 Index and the Russell 1000 Index into positive territory for the first quarter (up 2.3% and 4.4%, respectively) after a negative first two months of the year. The second quarter of 2000 proved even more mixed in the domestic equity markets. Although the major indices were each negative for the second quarter, several of the indices posted relatively strong gains in June to narrow the losses year to date. In September and for the third quarter, value stocks gained market leadership as growth stocks took a back seat. The return of the S&P 500 Index, down 5.3% in September and down 1.0% in the third quarter, masked the divergence in performance between growth and value. For the fourth quarter, investors sought the earnings stability and defensive characteristics of heath care and consumer staples, while basic materials and transportation stocks rallied on expectations of falling energy prices and attractive valuations.

Bonds started the year in the positive direction. The Lehman Brothers Aggregate Bond Index gained 2.21% during the first quarter. Treasury issues led the fixed income markets due to a dwindling supply and investor demand resulting from volatile equity markets. In the second quarter of 2000, the Index gained 1.74%. The bond market extended the year's gains into the third quarter. The Index ended September up 3.01% for the quarter. For the fourth quarter, investors sought the earnings stability and defensive characteristics of heath care and consumer staples, while basic materials and transportation stocks rallied on expectations of falling energy prices and attractive valuations.

For the first quarter of 2000, the Charter Balanced Fund underperformed its Balanced Composite Index (the "Index"). The biggest contributor to the Fund's underperformance was the market's continued preference for growth stocks over value stocks. As was the case in 1999, the Fund's underweight position in the technology sector was the largest negative contributor to returns for the first quarter. For the second quarter, the Fund slightly underperformed its index, a 60/40 benchmark consisting of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. Asset allocation was a negative contributor to relative performance due to the Fund's overweight equity position and the negative returns experienced in the equity markets. However, for the second quarter overall, the Fund's equity holdings outperformed the equities in the S&P 500 Index thanks largely to its positions in the technology sector. The Fund's underweight position in this sector was a positive factor due to its 9% drop during the second quarter, and the Fund's specific technology holdings fared much better than those in the S&P 500. In the third quarter of 2000, the Fund underperformed the 60/40 benchmark. Again, asset allocation had a negative impact on performance. The Fund was over-weighted in equities, which underperformed bonds for the quarter. However, our value discipline helped the Fund outperform on the equity side, while bonds were in line with the benchmark. In the last quarter of the year, the Fund outperformed the Index, despite being overweighted in stocks relative to the benchmark, as bonds outperformed stocks. The bonds in the Fund performed in line with the Index, while the stocks in the Fund significantly outperformed the S&P 500 benchmark, due largely to our substantial underweight in technology, which was the worst-performing sector overall, and large overweight in financials and basic materials.

________________________________________________________________________________
        [THE INFORMATION SET FORTH BELOW APPEARS AS A BAR CHART GRAPHIC]

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
                             CHARTER BALANCED FUND
                               1/20/00 - 12/31/00



__________________________________________________________
                                TOTAL RETURN
                       Life of Fund         Inception Date
Institutional Class        3.66%               1/20/00
Premier Class              3.41%               1/20/00
Retail Class               3.25%               1/20/00
__________________________________________________________


              CBF-IC          CBF-P            CBF-R        Balanced Composite
            Investment     Investment        Investment      Index Investment
01/20/00     $10,000        $10,000           $10,000           $10,000
03/31/00     $10,360        $10,360           $10,350           $10,368
06/30/00     $10,220        $10,210           $10,200           $10,274
09/30/00     $10,300        $10,280           $10,270           $10,344
12/31/00     $10,366        $10,341           $10,325           $10,026


Charter Balanced Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The Investment return and principal value for each class will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Past performance cannot guarantee comparable future results. The return for each class has been compared with the total return performance of the Balanced Composite Index, which is weighted 60% and $40% by the performance of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, respectively. These indexes are groups of unmanaged securities widely regarded by investors to be representative of the stock and bond markets in general. An investment cannot be made in the indexes. Index results do not reflect brokerage charges or other investment expenses.


See page 19 for portfolio information.

CHARTER LARGE COMPANY STOCK GROWTH FUND

DECEMBER 31, 2000

--------------------------------------------------------------------------------
FUND SUMMARY
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGY

Seeks long-term capital appreciation by investing principally in equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong or accelerating earnings growth.

FUND INCEPTION DATE                                                   01/20/2000

TOTAL NET ASSETS                                                   $10.4 million

NUMBER OF SECURITIES IN THE PORTFOLIO                                         89

INVESTMENT MANAGER                                                Morgan Stanley
                                          Dean Witter Investment Management Inc.

--------------------------------------------------------------------------------
FUND PROFILE
December, 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
TEN LARGEST POSITIONS (excludes U.S. Gov't)         % of Net Assets
--------------------------------------------------------------------------------
 Tyco International Ltd.                                 7.7%
--------------------------------------------------------------------------------
 Pfizer, Inc.                                            5.7
--------------------------------------------------------------------------------
 General Electric                                        5.4
--------------------------------------------------------------------------------
 United Technologies Corp.                               4.4
--------------------------------------------------------------------------------
 Cisco Systems                                           4.0
--------------------------------------------------------------------------------
 Citigroup                                               2.4
--------------------------------------------------------------------------------
 American Home Products                                  2.2
--------------------------------------------------------------------------------
 Microsoft Corp.                                         2.2
--------------------------------------------------------------------------------
 Intel Corp.                                             2.2
--------------------------------------------------------------------------------
 Bank of New York                                        2.1
--------------------------------------------------------------------------------
TEN LARGEST SECTORS                                % of Net Assets
--------------------------------------------------------------------------------
 Technology                                             17.3%
--------------------------------------------------------------------------------
 Medical                                                16.9
--------------------------------------------------------------------------------
 Communications                                         13.7
--------------------------------------------------------------------------------
 Manufacturing                                          13.1
--------------------------------------------------------------------------------
 Financial                                               8.4
--------------------------------------------------------------------------------
 Electronics                                             7.9
--------------------------------------------------------------------------------
 Aerospace and Defense                                   6.5
--------------------------------------------------------------------------------
 Retail                                                  5.8
--------------------------------------------------------------------------------
 Consumables                                             3.7
--------------------------------------------------------------------------------
 Insurance                                               1.7
--------------------------------------------------------------------------------
FUND COMPOSITION                                   % of Net Assets
--------------------------------------------------------------------------------
 Common stocks                                           98%
--------------------------------------------------------------------------------
 Short-term investments                                   2
--------------------------------------------------------------------------------



MANAGEMENT'S DISCUSSION AND ANALYSIS

Records were set at the dawn of the new millennium (depending on who's counting), although 2000's records were in the opposite direction of 1999's sterling performances. The S&P 500 Index declined 9.11%, the worst year since 1977, the Dow Jones fell 4.67%, its worst performance since 1981, and NASDAQ had its worst year ever, losing 39.29%. In many respects, reviewing the year just completed is a mirror image of the prior year, and the wrong side of the mirror.

Starting with rising interest rates and followed by rapidly rising oil prices, other alarming macroeconomic events included a sharply declining euro and heightened tensions in the Middle East. There were early warnings around earnings disappointments from companies such as Lucent and Intel, which continued and picked up momentum in the second half of the year. The fourth quarter was marked by uncertainty surrounding the outcome of the U.S. presidential election and the increasing evidence of a slowdown in economic growth, combined with the uncertainty about the near-term outlook for many companies. This backdrop was particularly unfavorable for the technology sector and benefited value-oriented sectors such as finance, utilities and energy.

The Fund was impacted by many of the same forces that negatively impacted its growth fund peers and the growth index averages. These forces included the underperformance of technology as well as the outperformance of the financial, utility and energy sectors - as investors shifted to a more defensive posture, areas where we are traditionally underweight consistent with our philosophy and charter as a growth manager. In addition, a combination of relative underperformance in consumer staples and cyclicals and an overweight in technology (which by year end had registered the most severe declines) could not offset relatively strong performance in health care and capital goods, both of which the Fund was overweight for most of the year.

The technology sector's 39% decline was the biggest detractor from fund performance in 2000. Stock selection was slightly ahead of the Index for the year, which is a bittersweet victory when the sector is the weakest in the market. Leading companies such as Microsoft, Nortel, and Lucent, which led the market on the way up in 1999, were among the biggest detractors to relative performance in 2000. We continue to believe that over the long term the technology sector will generate higher earnings growth rates than most other areas of the economy and that the benefits from productivity enhancements afforded by technology advancements will be positive for the overall economy. Despite the volatility, we want the Fund to be positioned to participate in that growth.

We maintained an overweight in capital goods, emphasizing high quality diversified conglomerates such as Tyco, General Electric and United Technologies, which at year end represented roughly 16% of the portfolio. These three stocks were members of the top ten holdings throughout the year, and each was a strong relative performance contributor. Tyco is especially notable, as it was the strongest relative performance contributor after suffering severe declines in the fourth quarter of 1999. These holdings are representative of our willingness to look for growth in less traditional names - and their strong performance provided a buffer to weaker areas of the portfolio, particularly in the fourth quarter.

Health care was another bright spot, as we maintained an overweight position (average of 16.9% of the portfolio) in the sector for most of the year, and stock selection was superior to the index sector return. We increased our commitment to the sector early in the year, based on the group's increasingly attractive relative earnings growth rates, and our belief that Federal Reserve interest rate increases would slow the economy, forcing investors to turn toward more stable, growing companies, such as the large pharmaceuticals - including Pfizer, American Home Products, Pharmacia and Bristol-Myers. This proved to be correct, and effective trading around election-cycle volatility added to performance.

________________________________________________________________________________
        [THE INFORMATION SET FORTH BELOW APPEARS AS A BAR CHART GRAPHIC]

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
                    CHARTER LARGE COMPANY STOCK GROWTH FUND
                               1/20/00 - 12/31/00



__________________________________________________________
                                TOTAL RETURN
                       Life of Fund         Inception Date
Institutional Class       -12.80%               1/20/00
Premier Class             -12.90%               1/20/00
Retail Class              -13.10%               1/20/00
__________________________________________________________


            CLCSGF-IC      CLCSGF-PC         CLCSGF-RC         S&P 500
            Investment     Investment        Investment       Investment
01/20/00     $10,000        $10,000           $10,000           $10,000
03/31/00     $10,880        $10,880           $10,870           $10,392
06/30/00     $10,530        $10,520           $10,510           $10,116
09/30/00     $10,300        $10,290           $10,270           $10,018
12/31/00     $ 8,720        $ 8,710           $ 8,690           $ 9,234


Charter Large Company Stock Growth Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The Investment return and principal value for each class will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Past performance cannot guarantee comparable future results. The return for each class has been compared with the total return performance of the S&P 500 Index. This Index is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. An investment cannot be made in the index. Index results do not reflect brokerage charges or other investment expenses.




See page 22 for portfolio information.

CHARTER LARGE COMPANY STOCK VALUE FUND


DECEMBER 31, 2000

--------------------------------------------------------------------------------
FUND SUMMARY
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGY

Seeks long-term capital appreciation by investing principally in common stocks of large U.S. companies with a market capitalization above $5 billion deemed, at the time of purchase, to be undervalued relative to their present and/or future prospects and after the stocks have declined from recent highs.

FUND INCEPTION DATE                                                   01/20/2000

TOTAL NET ASSETS                                                   $12.9 million

NUMBER OF SECURITIES IN THE PORTFOLIO                                         55

INVESTMENT MANAGER                                     John A. Levin & Co., Inc.

--------------------------------------------------------------------------------
FUND PROFILE
December, 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
TEN LARGEST POSITIONS                              % of Net Assets
--------------------------------------------------------------------------------
 Aon Corp.                                                3.2%
--------------------------------------------------------------------------------
 John Hancock Financial Services                          3.1
--------------------------------------------------------------------------------
 Rockwell International Corp.                             3.0
--------------------------------------------------------------------------------
 First Data Corp.                                         2.9
--------------------------------------------------------------------------------
 BellSouth Corp.                                          2.9
--------------------------------------------------------------------------------
 General Motors Corp.                                     2.8
--------------------------------------------------------------------------------
 Verizon Communications                                   2.8
--------------------------------------------------------------------------------
 General Electric Co.                                     2.6
--------------------------------------------------------------------------------
 US Bancorp.                                              2.5
--------------------------------------------------------------------------------
 XL Capital Ltd.                                          2.5
--------------------------------------------------------------------------------
TEN LARGEST SECTORS                               % of Net Assets
--------------------------------------------------------------------------------
 Financial                                               19.0%
--------------------------------------------------------------------------------
 Oil and Gas                                             10.5
--------------------------------------------------------------------------------
 Electronics                                             10.1
--------------------------------------------------------------------------------
 Manufacturing                                            8.4
--------------------------------------------------------------------------------
 Communications                                           8.2
--------------------------------------------------------------------------------
 Entertainment                                            6.7
--------------------------------------------------------------------------------
 Medical                                                  6.6
--------------------------------------------------------------------------------
 Automotive                                               5.8
--------------------------------------------------------------------------------
 Consumer Products                                        4.9
--------------------------------------------------------------------------------
 Computer Services                                        4.1
--------------------------------------------------------------------------------
FUND COMPOSITION                                  % of Net Assets
--------------------------------------------------------------------------------
 Common stocks                                            86%
--------------------------------------------------------------------------------
 Short-term investments                                   15
--------------------------------------------------------------------------------
 Other net assets less liabilities                        (1)
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS

Dramatic shifts in the stock market occurred during 2000 against a background of an economic and political climate that had a marked impact on investor psychology and investment strategies. The year began with trends seen in 1999 - significant volatility, narrow market breadth, and investor preference for technology stocks. By year end market participation had broadened and there was significant sector rotation into traditional value stocks. Investors also witnessed an accelerating correction in the valuation of many technology stocks, as the protracted period that growth stocks outperformed value stocks finally was reversed, although we cannot assume that this trend will continue. While various broad market indicators declined, value indices achieved positive returns and quite a number of individual issues in various sectors did well.

The year provided a more hospitable environment for many active, value-oriented investors. This was a distinct shift after years of nearly uninterrupted, momentum-driven market advances led by high-multiple growth stocks - a trend that proved to be unsustainable in 2000, as investor expectations changed in the face of signs of a slowing economy. In this environment, we believe we achieved creditable performance, highlighting our focus on research-intensive, bottom-up stock selection, avoidance of costly mistakes and sound portfolio decisions that served us well in this volatile period. We followed our contra-price, contra-momentum philosophy when searching for new ideas and our discipline of selectively trimming positions that have appreciated significantly.

        [THE INFORMATION SET FORTH BELOW APPEARS AS A BAR CHART GRAPHIC]

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
                    CHARTER LARGE COMPANY STOCK VALUE FUND
                               1/20/00 - 12/31/00

__________________________________________________________
                                TOTAL RETURN
                       Life of Fund         Inception Date
Institutional Class       14.03%               1/20/00
Premier Class             13.78%               1/20/00
Retail Class              13.52%               1/20/00
__________________________________________________________


            CLCSVF-IC      CLCSVF-PC         CLCSVF-RC         S&P 500
            Investment     Investment        Investment       Investment
01/20/00     $10,000        $10,000           $10,000           $10,000
03/31/00     $10,720        $10,720           $10,710           $10,392
06/30/00     $10,880        $10,880           $10,870           $10,116
09/30/00     $11,280        $11,270           $11,250           $10,018
12/31/00     $11,403        $11,378           $11,352           $ 9,234

Charter Large Company Stock Value Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The investment return and principal value for each class will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Past performance cannot guarantee comparable future results. The return for each class has been compared with the total return performance of the S&P 500 Index. This Index is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. An investment cannot be made in the index. Index results do not reflect brokerage charges or other investment expenses.





See page 24 for portfolio information.                                         9

CHARTER LARGE COMPANY STOCK INDEX FUND

DECEMBER 31, 2000

--------------------------------------------------------------------------------
FUND SUMMARY
--------------------------------------------------------------------------------
OBJECTIVE AND STRATEGY

Seeks long-term growth of capital by investing principally in common stocks of companies in the Standard & Poor's 500 Composite Stock Price Index.

FUND INCEPTION DATE                                                 07/01/1997 -
                                                             Institutional Class
                                                                    01/21/2000 -
                                                      Premier and Retail Classes

TOTAL NET ASSETS                                                  $188.0 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                             510

INVESTMENT MANAGER                                           TimesSquare Capital
                                                                Management, Inc.

--------------------------------------------------------------------------------
FUND PROFILE
December, 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
TEN LARGEST POSITIONS                             % of Net Assets
--------------------------------------------------------------------------------
 General Electric Co.                                    3.6%
--------------------------------------------------------------------------------
 Exxon Corp.                                             2.3
--------------------------------------------------------------------------------
 Pfizer, Inc.                                            2.2
--------------------------------------------------------------------------------
 Cisco Systems, Inc.                                     2.1
--------------------------------------------------------------------------------
 Citigroup, Inc.                                         1.9
--------------------------------------------------------------------------------
 Wal-Mart Stores, Inc.                                   1.8
--------------------------------------------------------------------------------
 Microsoft Corp.                                         1.7
--------------------------------------------------------------------------------
 American International Group, Inc.                      1.7
--------------------------------------------------------------------------------
 Merck & Co., Inc.                                       1.6
--------------------------------------------------------------------------------
 Intel Corp.                                             1.5
--------------------------------------------------------------------------------
FUND COMPOSITION                                  % of Net Assets
--------------------------------------------------------------------------------
 Common stocks                                           88%
--------------------------------------------------------------------------------
 Short-term  investments*                                12
--------------------------------------------------------------------------------
* At December 31, 2000, the Fund was long 67 S&P 500 futures contracts.



MANAGEMENT'S DISCUSSION AND ANALYSIS

The U.S. equity markets began the year 2000 with the Federal Reserve intent on making good on its promise of "preemptive strikes" through a program of gradual rate hikes to avert excessive growth. A redeployment of assets of overpriced technology names into undervalued and ignored market segments ensued. Many of the large-cap high-technology names which had achieved new highs in the final days of 1999, including Microsoft, Yahoo, Lucent and AOL, were down from these highs 15%-25% by the end of January, dragging the S&P 500 Index down with them. However, the trend toward value stocks was dramatically reversed in March as investors, returning to high-growth technology names, drove the Index to its single highest monthly return (9.7%) in nine years. Although some additional market breadth had begun to materialize, the largest 100 companies had continued to have the greatest impact on overall results.

The Fed raised rates by 50 basis points at their May meeting. Projected increasing capital costs and wage pressures, along with several high profile misses in reported earnings, led the S&P 500 Index down 0.42% by the end of June. This represented the first negative semi-annual return for the S&P 500 since 1994. Old economy stocks, whose earnings are perceived to be most vulnerable to increasing cost of capital, continued to suffer most. Technology stocks were carried down further by Microsoft's antitrust woes. Defensive stocks gained on growing expectations of an economic slowdown. Health care, consumer staples, energy and utilities all did well. Cash flows into equity mutual funds that had supported market levels for some time slowed significantly, according to the Investment Company Institute. The wealth effect that fueled demand appeared to be dissipating. Sustained increases in corporate borrowing rates and business costs of labor and energy were beginning to erode profit margins.

In the third quarter, with the Fed expected to be on hold for the remainder of the year, the equity markets operated under the influence of what has been termed "the four E's": the euro, energy, earnings and the election. Escalating oil prices threatened to increase input costs for key industries and siphon off disposable income supporting the growth engine of consumer demand. Despite European Central Bank tightening and intervention in currency markets, the euro continued to deteriorate against the dollar, posing a threat to earnings forecasts dependent on assumed foreign growth. A close U.S. presidential election and the possibility of a same-party Congress were unnerving markets that fear uncertainties.

The deterioration in market psychology left performance of domestic equities susceptible to any bad news. Two-thirds of pre-announcements during the third quarter were negative. As a result, the gains registered by technology, media and telecommunications firms early in the year all but vanished. Despite this, nearly 60% of all stock funds outperformed the 1.4% return of the S&P 500 Index by the end of the third quarter.

Despite continuing evidence of a rapidly slowing U.S. economy, domestic equity investors appeared determined to attempt to repeat the fourth quarter rallies of the past two years. Investors were emboldened first by a succession of favorable return forecasts by several high-profile market strategists and then by winks from the Fed in early December suggesting that interest rate cuts might be in the offing. Enthusiasm weakened significantly, however, as the mutual fund tax-loss selling season ended without a sustained move upward in the broad equity indices. Personal computer and telecommunication companies, with earnings forecasts dependent on assumed foreign growth, produced a steady drumbeat of negative pre-announcements in the wake of high world oil prices and failed interventions to support the euro. The list of offenders included such prominent companies as Hewlett-Packard, Intel, Compaq, Motorola and finally Microsoft, which warned of disappointment for the first time in 10 years. Weak holiday sales projections by retailers, a deterioration in mutual fund new money flows, an annoyingly unresolved presidential election and year-end window dressing sales by fund managers all placed severe downward pressure on an already fragile market as the year approached an end. Despite several attempts at a rally, factors weighing on the market proved too much to overcome. The S&P 500 Index finished down 7.83% for the quarter and 9.11% for the year.

The contribution of the "tech wreck" to these results cannot be overstated. The S&P Technology Sector fell 41%, reducing its index weight from a high of 35% to 21%. As further evidence, the tech-laden NASDAQ's negative 39% annual return was the benchmark's worst since its 1971 inception.

Non-technology names fared better. An equal-weighted S&P 500 Index actually produced a return of +10.4% for the year. More than 55% of S&P 500 Index constituent companies had positive returns and over 60% beat the Index itself. Accordingly, although the average U.S. equity mutual fund manager lost money last year, roughly 60% beat the results of the S&P 500 Index, according to Lipper Analytics.

Winning sectors for the year 2000 included utilities (+57.1%), health care (+38%) (both of which capitalized on underlying pricing increases) and financials (+25.6%). Telecommunication services (-38.8%) and Information Technology (-40.6%), heavily dependent on foreign growth which failed to materialize, were the significant losers.


PERFORMANCE

Returns for the year ended December 31, 2000 were:

Institutional Class                   -9.24%
Premier Class                         -7.64 *       (1/21/00 inception date)
Retail Class                          -7.94 *       (1/21/00 inception date)
S&P 500 Index                         -9.11

* Not annualized.

        [THE INFORMATION SET FORTH BELOW APPEARS AS A BAR CHART GRAPHIC]

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
          CHARTER LARGE COMPANY STOCK INDEX FUND - INSTITUTIONAL CLASS
                                7/1/97 - 12/31/00



___________________________________________________________________________
                           AVERAGE ANNUAL RETURN
                      1-Year   3-Year   Life of Fund    Inception Date
Institutional Class   -9.24%   11.99%     13.30%           7/1/97
___________________________________________________________________________


            CLCSIF-IC        S&P 500
            Investment     Investment

07/01/97     $10,000        $10,000
12/31/97     $11,023        $11,033
12/31/98     $14,140        $14,185
12/31/99     $17,061        $17,170
12/31/00     $15,484        $15,605



        [THE INFORMATION SET FORTH BELOW APPEARS AS A BAR CHART GRAPHIC]

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
       CHARTER LARGE COMPANY STOCK INDEX FUND - PREMIER AND RETAIL CLASSES
                               1/21/00 - 12/31/00



__________________________________________________________
                                TOTAL RETURN
                       Life of Fund         Inception Date
Premier Class             -7.64%               1/21/00
Retail Class              -7.94%               1/21/00
__________________________________________________________


            CLCSIF-PC      CLCSIF-RC         S&P 500
            Investment     Investment        Investment
                                           Premier/Retail

01/21/00     $10,000        $10,000           $10,000
12/31/00     $ 9,236        $ 9,206           $ 9,264

Charter Large Company Stock Index Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The investment return and principal value for each class will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Past performance cannot guarantee comparable future results. The return for each class has been compared with the total return performance of the S&P 500 Index. This index is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. An investment cannot be made in the index. Index results do not reflect brokerage charges or other investment expenses.





See page 26 for portfolio information.

CHARTER SMALL COMPANY STOCK GROWTH FUND

DECEMBER 31, 2000

--------------------------------------------------------------------------------
FUND SUMMARY
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGY

Seeks long-term capital appreciation by investing principally in common and preferred stocks of U.S. companies with market capitalizations between $30 million and $2 billion, with a focus on growing companies involved in new product development and technological breakthroughs.

FUND INCEPTION DATE                                                   01/21/2000

TOTAL NET ASSETS                                                   $26.1 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                             108

INVESTMENT MANAGER                                           TimesSquare Capital
                                                                Management, Inc.


--------------------------------------------------------------------------------
FUND PROFILE
December, 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
TEN LARGEST POSITIONS                             % of Net Assets
--------------------------------------------------------------------------------
 Lincare Holdings, Inc.                                  3.0%
--------------------------------------------------------------------------------
 BISYS Group, Inc.                                       2.5
--------------------------------------------------------------------------------
 Investors Financial Services Co.                        2.3
--------------------------------------------------------------------------------
 Valassis Communications, Inc.                           2.2
--------------------------------------------------------------------------------
 Choicepoint, Inc.                                       2.0
--------------------------------------------------------------------------------
 Rent A Center, Inc.                                     2.0
--------------------------------------------------------------------------------
 Legg Mason, Inc.                                        1.9
--------------------------------------------------------------------------------
 Tootsie Roll Industries, Inc.                           1.7
--------------------------------------------------------------------------------
 Scott Technologies, Inc.                                1.7
--------------------------------------------------------------------------------
 TCF Financial Corp.                                     1.7
--------------------------------------------------------------------------------
TEN LARGEST SECTORS                                 % of Net Assets
--------------------------------------------------------------------------------
 Services                                               14.5%
--------------------------------------------------------------------------------
 Medical                                                14.0
--------------------------------------------------------------------------------
 Financial                                              13.6
--------------------------------------------------------------------------------
 Technology                                             11.7
--------------------------------------------------------------------------------
 Communications                                          9.0
--------------------------------------------------------------------------------
 Manufacturing                                           8.5
--------------------------------------------------------------------------------
 Retail                                                  4.9
--------------------------------------------------------------------------------
 Data Processing                                         3.7
--------------------------------------------------------------------------------
 Utilities                                               3.4
--------------------------------------------------------------------------------
 Advertising                                             2.6
--------------------------------------------------------------------------------
FUND COMPOSITION                                    % of Net Assets
--------------------------------------------------------------------------------
 Common stocks                                            90%
--------------------------------------------------------------------------------
 Short-term  investments                                  10
--------------------------------------------------------------------------------



MANAGEMENT'S DISCUSSION AND ANALYSIS

The year 2000 displayed remarkable extremes. The first quarter could be characterized as a full-blown economic boom, with investors concerned about an overheated economy. Conversely, during most of the second half of the year, economists debated the likelihood of a "hard landing" versus "soft landing" scenario. The rate of economic growth slowed dramatically during the year, with U.S. real Growth Domestic Product (GDP) expanding at an estimated 2% during the second half of the year, compared with a rate of more than 5% during the first half. The Federal Reserve's (Fed's) six interest rate hikes aided in slowing the economy and the stock market's ascent. Rising interest rates generally have a greater impact on longer-duration growth stocks and their valuations, and that certainly contributed to the volatile environment for growth stocks.

Another factor that influenced investor sentiment in the first half was the culmination of the anti-trust suit against Microsoft. According to the judge's ruling, Microsoft's violation of anti-trust laws would subject the company to further legal action, including the possible breakup of the company. This high-profile event created concern in the market that renewed government activism could interfere with rapid developments occurring in technology and the Internet.

In the first half, our stock selection in biotechnology and oil services stocks added value to the Fund's returns. During the volatile months of April and May, the Fund was well served by its exposure to the business service, financial and health care service sectors. Performance of stocks with strong fundamentals that had struggled during the peak of the technology sector dominance reversed and added value in April and May. June was characterized by the return of the technology sector, which rose 16.2% within the Russell 2000 Index. Our slight overweight positions and stock selection within this sector added value in June.

The "dog days" of summer turned out to be unkind to the stock market, as volatility and uncertainty reigned. For the third quarter, the S&P 500 returned -1%. Small-cap stocks fared slightly better, as indicated by the Russell 2000 Index return of 1%. The NASDAQ, a technology-laden index, fell 7%. The full-quarter returns mask the month-to-month volatility. The stock market started off weak in July, rallied in August, then lost value again in September.

During the third quarter, we took some profits in the technology sector. Our remaining technology holdings consisted of higher quality companies that weathered the storm better. We avoided the lower quality "story" stocks and dot-com companies with flawed business models. Diversification, which many of our competitors considered an old-fashioned concept, benefited the Fund's performance - specifically, our exposure to the finance, health care, and energy sectors.

In the fourth quarter, the stock market was again negatively impacted by the economic slowdown. The market was surprised by numerous high-profile earnings disappointments from such companies as Ford, ATT, Best Buy, Dell, Xerox, Lucent, Intel, and Bank of America. Technology stocks dominated the long list of disappointments. The euro was one of the reasons for some of these disappointments, as a falling euro relative to the U.S. dollar hurt the revenues of global companies. Furthermore, rising energy prices put upward pressure on inflation and raw material costs, dampening the once-stalwart consumer confidence. The prolonged election results process was the final culprit for the stock market's challenges, as it added more uncertainty to an already jittery market.

The value style outperformed the growth style as market leadership rotated from higher- growth new economy sectors such as technology, to more traditional old economy sectors, such as financials, healthcare, and energy. The NASDAQ returned -39.3% for the year (its worst year since inception in 1971) and -52% from its March 10th peak. The projected growth rates for many technology and telecommunication sectors declined. In addition to declining fundamentals, lofty valuations finally reached a speculative stage and plummeted.

In general, the small-cap market held up well for the fourth quarter (and the year), given the market's current distaste for riskier investments. The Russell 2000 Index returned -6.91% for the quarter, versus the S&P 500 Index return of -7.83%. However, as mentioned earlier, the growth style suffered as sector leadership shifted. The Russell 2000 Growth Index returned -20.20%, while the Russell 2000 Value Index returned 8.11%. This is a record disparity for value versus growth.

During the fourth quarter, we maintained overweight positions (relative to the Russell 2000 Growth Index) in energy and financials and a close-to-market weight in health care. In September, we had reduced our long-term overweight in technology/telecommunications to an underweight position, which served us very well during the quarter. Our underweight in technology and our overall stock selection across sectors added to performance.

PERFORMANCE
For the fourth quarter and since its inception (01/21/00), the Fund share classes have performed as follows, compared to the small-cap stock market, as reflected by the Russell 2000 Index:

                                  Fourth Quarter             Life of Fund *
Institutional                         -0.35%                     11.47%
Premier                               -0.37%                     11.27%
Retail                                -0.45%                     10.97%
Russell 2000 Index                    -6.91%                     -8.36%

* Not annualized.

        [THE INFORMATION SET FORTH BELOW APPEARS AS A BAR CHART GRAPHIC]

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
                    CHARTER LARGE COMPANY STOCK GROWTH FUND
                               1/20/00 - 12/31/00



__________________________________________________________
                                TOTAL RETURN
                       Life of Fund         Inception Date
Institutional Class       11.51%               1/21/00
Premier Class             11.26%               1/21/00
Retail Class              11.00%               1/21/00
__________________________________________________________


            CSCSGF-IC      CSCSGF-PC         CSCSGF-RC       Russell 2000
            Investment     Investment        Investment       Investment
01/21/00     $10,000        $10,000           $10,000           $10,000
03/31/00     $11,020        $11,010           $11,020           $10,119
06/30/00     $10,690        $10,680           $10,670           $ 9,736
09/30/00     $11,190        $11,170           $11,150           $ 9,844
12/31/00     $11,151        $11,126           $11,100           $ 9,164


Charter Large Company Stock Growth Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The investment return and principal value for each class will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Past performance cannot guarantee comparable future results. The return for each class has been compared with the total return performance of the Russell 2000 Index. This Index is a group of unmanaged securities widely regarded by investors to be representative of the small company stock market in general. An investment cannot be made in the index. Index results do not reflect brokerage charges or other investment expenses.



See page 32 for portfolio information.

CHARTER SMALL COMPANY STOCK VALUE FUND

DECEMBER 31, 2000

--------------------------------------------------------------------------------
FUND SUMMARY
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGY

Seeks long-term capital appreciation by investing principally in common stocks of small U.S. companies with market capitalizations at the time of purchase of less than $1 billion and whose stock prices are believed to be undervalued.

FUND INCEPTION DATE                                                   01/20/2000

TOTAL NET ASSETS                                                     $14 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                              64

INVESTMENT MANAGER                                                   Berger LLC,
                                                         which has in turn hired
                                              Perkins, Wolf, McDonnell & Company

--------------------------------------------------------------------------------
FUND PROFILE
December, 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
TEN LARGEST POSITIONS                            % of Net Assets
--------------------------------------------------------------------------------
 Wolverine Worldwide, Inc.                               3.9%
--------------------------------------------------------------------------------
 Briggs & Stratton Corp.                                 3.0
--------------------------------------------------------------------------------
 Thomas Industries, Inc.                                 3.0
--------------------------------------------------------------------------------
 Manitowoc, Inc.                                         2.9
--------------------------------------------------------------------------------
 CNF, Inc.                                               2.8
--------------------------------------------------------------------------------
 Tecumseh Products Co.                                   2.7
--------------------------------------------------------------------------------
 Home Properties of NY, Inc.                             2.5
--------------------------------------------------------------------------------
 Ryland Group, Inc.                                      2.5
--------------------------------------------------------------------------------
 A. Schulman, Inc.                                       2.5
--------------------------------------------------------------------------------
 Key Energy Services, Inc.                               2.4
--------------------------------------------------------------------------------
TEN LARGEST SECTORS                              % of Net Assets
--------------------------------------------------------------------------------
 Manufacturing                                           20.3%
--------------------------------------------------------------------------------
 Banking                                                 10.2
--------------------------------------------------------------------------------
 Software                                                 6.4
--------------------------------------------------------------------------------
 Retail                                                   6.2
--------------------------------------------------------------------------------
 Transportation                                           5.8
--------------------------------------------------------------------------------
 Power Equipment                                          5.7
--------------------------------------------------------------------------------
 Oil and Gas                                              5.3
--------------------------------------------------------------------------------
 Real Estate Investment Trusts                            5.0
--------------------------------------------------------------------------------
 Clothing                                                 4.8
--------------------------------------------------------------------------------
 Mortgage Bankers                                         3.8
--------------------------------------------------------------------------------
FUND COMPOSITION                                  % of Net Assets
December 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
 Common stocks                                            94%
--------------------------------------------------------------------------------
 Short term investments                                    5
--------------------------------------------------------------------------------
 Other net assets less liabilities                         1
--------------------------------------------------------------------------------



MANAGEMENT'S DISCUSSION AND ANALYSIS

After six straight years of underperformance, the Russell 2000 Index outpaced large-cap indexes during 2000. Since January 2000, value has outpaced growth by 17%. We believe this marks a turning point that will lead to strong relative performance of value versus growth for the foreseeable future.

Our best-performing sector this year was energy. As crude oil and natural gas prices continued to reach levels not seen since the Persian Gulf War, stock prices climbed to new highs. Consistent with our philosophy of buying these stocks when commodity prices are at new lows and selling when they reach new highs, we were net sellers of energy stocks this year. We eliminated Evergreen Resources and Barrett Resources, but continue to like Key Energy, Noble Affiliates and Mitchell Energy.

We continued to pare back our Real Estate Investment Trust (REIT) holdings. As spreads between REIT yields and 10-year Treasuries continue to narrow, we believe many stocks in the group are now fairly valued, and we have reduced our exposure accordingly. We remain focused, however, on those names that trade at a discount to Net Asset Value and their peer group, such as Home Properties of New York and Highwoods Properties.

Other industries that performed well included homebuilders, banks and insurance. As the Federal Reserve Board increased interest rates in the first half of the year, investors shunned industries most directly impacted by higher rates, namely homebuilders and financial institutions. We used this weakness to build positions in homebuilding companies. As investors gained confidence that rate hikes were nearing an end, money began to flow into these beaten-down industries. Homebuilders more than doubled off their lows, and financial stocks rallied more than 30% off their lows. We then decreased our exposure, eliminating Lennar and reducing Pulte, and used the proceeds to initiate a position in Fleetwood Enterprises, which had a more attractive valuation.

Health care stocks contributed positively in the second half of the year. Legislative relief for skilled nursing facilities benefited holdings such as Manor Care and Omnicare, both of which more than doubled off their lows.

Generally, stocks in the consumer industries were disappointing. Specifically, our holdings in retailers Ann Taylor, Ross and La-Z-boy struggled throughout most of the year. While we feel each of these companies' problems are short-term in nature and will eventually reverse course, we believe that near-term caution is warranted and selectivity is of the utmost importance. We took advantage of market conditions, and purchased new positions in companies such as Briggs & Stratton, Tecumseh Products, Manitowoc, and A.O. Smith. All of these companies were 30%-60% off their 52-week highs, yet had strong balance sheets and excellent earnings recovery probability.

One group that proved challenging was fallen growth stocks, particularly those in the technology sector. After being our best-performing group in the first quarter, technology stocks had a negative effect on Fund performance for the year. We attribute this to a noticeable slowdown in Information Technology spending by major corporations as they struggled to digest Web-enabling projects. We believe spending will pick up as these companies seek to integrate Web applications with existing systems, thereby benefiting IT staffing companies. Despite the negative returns during this period, we continue to add to our holdings in companies such as Computer Horizons, Spherion and Kronos, which should benefit from the next wave of spending.

        [THE INFORMATION SET FORTH BELOW APPEARS AS A BAR CHART GRAPHIC]

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
                     CHARTER SMALL COMPANY STOCK VALUE FUND
                               1/20/00 - 12/31/00



__________________________________________________________
                                TOTAL RETURN
                       Life of Fund         Inception Date
Institutional Class       29.22%               1/20/00
Premier Class             28.96%               1/20/00
Retail Class              28.60%               1/20/00
__________________________________________________________


            CSCSVF-IC      CSCSVF-PC         CSCSVF-RC       Russell 2000
            Investment     Investment        Investment       Investment
01/20/00     $10,000        $10,000           $10,000           $10,000
03/31/00     $10,270        $10,270           $10,270           $10,246
06/30/00     $10,500        $10,490           $10,480           $ 9,859
09/30/00     $11,690        $11,670           $11,650           $ 9,968
12/31/00     $12,922        $12,896           $12,860           $ 9,279


Charter Small Company Stock Value Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The investment return and principal value for each class will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Past performance cannot guarantee comparable future results. The return for each class has been compared with the total return performance of the Russell 2000 Index. This Index is a group of unmanaged securities widely regarded by investors to be representative of the small company stock market in general. An investment cannot be made in the index. Index results do not reflect brokerage charges or other investment expenses.





See page 34 for portfolio information.

CHARTER FOREIGN STOCK FUND


DECEMBER 31, 2000

--------------------------------------------------------------------------------
FUND SUMMARY
--------------------------------------------------------------------------------
OBJECTIVE AND STRATEGY

Seeks long-term capital appreciation by investing principally in common stocks of well-established companies located outside the U.S.

FUND INCEPTION DATE                                                   01/24/2000

TOTAL NET ASSETS                                                   $10.7 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                              85

INVESTMENT MANAGER                                               Bank of Ireland
                                                 Asset Management (U.S.) Limited

--------------------------------------------------------------------------------
FUND PROFILE
December, 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
TEN LARGEST POSITIONS                            % of Net Assets
--------------------------------------------------------------------------------
 ING Groep NV Cva                                        4.3%
--------------------------------------------------------------------------------
 Vodafone Group                                          3.8
--------------------------------------------------------------------------------
 Nestle S.A.                                             2.7
--------------------------------------------------------------------------------
 Shell Transport & Trading                               2.7
--------------------------------------------------------------------------------
 Total Financial Elf                                     2.4
--------------------------------------------------------------------------------
 Aventis SA                                              2.4
--------------------------------------------------------------------------------
 Barclays                                                2.4
--------------------------------------------------------------------------------
 AXA                                                     2.3
--------------------------------------------------------------------------------
 Swiss Reinsurance                                       2.1
--------------------------------------------------------------------------------
 Glaxosmithkline                                         2.1
--------------------------------------------------------------------------------
TEN LARGEST COUNTRIES                              % of Net Assets
--------------------------------------------------------------------------------
 United Kingdom                                          27.4%
--------------------------------------------------------------------------------
 Netherlands                                             14.0
--------------------------------------------------------------------------------
 Japan                                                   13.1
--------------------------------------------------------------------------------
 Switzerland                                             10.8
--------------------------------------------------------------------------------
 France                                                   8.5
--------------------------------------------------------------------------------
 Germany                                                  5.2
--------------------------------------------------------------------------------
 Italy                                                    3.0
--------------------------------------------------------------------------------
 Australia                                                2.9
--------------------------------------------------------------------------------
 Hong Kong                                                2.9
--------------------------------------------------------------------------------
 Belgium                                                  2.4
--------------------------------------------------------------------------------
FUND COMPOSITION                               % of Net Assets
--------------------------------------------------------------------------------
 Common stocks                                             96%
--------------------------------------------------------------------------------
 Short-term investments                                     4
--------------------------------------------------------------------------------


MANAGEMENT'S DISCUSSION AND ANALYSIS

The first year of the new century will be remembered as an extremely difficult one for most global equity markets. Of the 22 countries that are represented in the Morgan Stanley Capital International (MSCI) World Index, just three recorded positive performance in U.S. dollar terms. Indeed, currency performance was one of the biggest stories of the year as the remarkable strength of the U.S. dollar had a negative impact on the total return achieved by American investors in overseas markets. The year's best-performing developed market, as represented by MSCI indices, was Switzerland, while New Zealand had the dubious distinction as the worst market for 2000. On a sectoral basis, global technology and telecom stocks tended to account for the decline in indices.

The major trends that drove the global equity markets during 2000 were broadly the same that impacted the Fund's performance. As was the case with broader markets, the biggest contributors to the Fund's negative returns for the year were telecom and technology stocks, while pharmaceutical, consumer staples and certain financial stocks added value. From a portfolio management perspective, the profit-taking in technology, media and telecom stocks that we undertook in the early months of the year had a big impact on performance. The subsequent redeployment of those funds into stocks that did not participate in 1999's market run-up was the key reason the portfolio outperformed the benchmark for the year.

        [THE INFORMATION SET FORTH BELOW APPEARS AS A BAR CHART GRAPHIC]

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
                           CHARTER FOREIGN STOCK FUND
                               1/24/00 - 12/31/00



__________________________________________________________
                                TOTAL RETURN
                       Life of Fund         Inception Date
Institutional Class       -3.84%               1/24/00
Premier Class             -4.09%               1/24/00
Retail Class              -4.35%               1/24/00
__________________________________________________________


             CFSF-IC        CFSF-PC           CFSF-RC     MSCI EAFE Index (net)
            Investment     Investment        Investment        Investment
01/24/00     $10,000        $10,000           $10,000           $10,000
03/31/00     $10,640        $10,640           $10,640           $10,457
06/30/00     $10,720        $10,710           $10,710           $10,061
09/30/00     $ 9,700        $ 9,680           $ 9,660           $ 9,247
12/31/00     $ 9,616        $ 9,591           $ 9,565           $ 8,985


Charter Foreign Stock Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The investment return and principal value for each class will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Past performance cannot guarantee comparable future results. The return for each class has been compared with the total return performance of the MSCI EAFE Index (net of taxes). This index is a group of unmanaged securities widely regarded by investors to be representative of the international stock market in general. An investment cannot be made in the index. Index results do not reflect brokerage charges or other investment expenses.





See page 36 for portfolio information.

CORE PLUS FIXED INCOME FUND
DECEMBER 31, 2000

FUND SUMMARY

OBJECTIVE AND STRATEGY
Seeks a high level of total return by investing principally in fixed income securities.

FUND INCEPTION DATE                                                 12/31/1999 -
                                                             Institutional Class
                                                                    01/21/2000 -
                                                      Premier and Retail Classes

TOTAL NET ASSETS                                                   $83.9 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                             105

INVESTMENT MANAGER                                           TimesSquare Capital
                                                                Management, Inc.

--------------------------------------------------------------------------------
FUND PORTFOLIO
December, 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
TEN LARGEST POSITIONS                              % of Net Assets
--------------------------------------------------------------------------------
 Federal National Mortgage Association                   26.0%
--------------------------------------------------------------------------------
 United States Treasury                                  12.7
--------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp.                         5.3
--------------------------------------------------------------------------------
 Federal Home Loan PC                                     4.5
--------------------------------------------------------------------------------
 Ford Motor Credit Co.                                    2.9
--------------------------------------------------------------------------------
 Prudential Insurance Co. of America                      1.7
--------------------------------------------------------------------------------
 General Electric Capital Corp.                           1.6
--------------------------------------------------------------------------------
 Sun Micro Systems, Inc.                                  1.5
--------------------------------------------------------------------------------
 Lensfest Communications, Inc.                            1.4
--------------------------------------------------------------------------------
 Shinhan Bank                                             1.4
--------------------------------------------------------------------------------
TEN LARGEST SECTORS                                 % of Net Assets
--------------------------------------------------------------------------------
 U.S. Government and Agencies                            48.7%
--------------------------------------------------------------------------------
 Financial                                               17.6
--------------------------------------------------------------------------------
 Structured Securities                                    8.7
--------------------------------------------------------------------------------
 Entertainment and Communications                         8.3
--------------------------------------------------------------------------------
 Industrial                                               6.2
--------------------------------------------------------------------------------
 Foreign Government                                       3.4
--------------------------------------------------------------------------------
 Consumer and Retail                                      1.6
--------------------------------------------------------------------------------
 Oil and Gas                                              1.4
--------------------------------------------------------------------------------
 Utilities                                                1.0
--------------------------------------------------------------------------------
 Transportation                                           0.4
--------------------------------------------------------------------------------
FUND COMPOSITION                                    % of Net Assets
--------------------------------------------------------------------------------
 Bonds and notes                                         98%
--------------------------------------------------------------------------------
 Short-term investments                                   1
--------------------------------------------------------------------------------
 Other net assets                                         1
--------------------------------------------------------------------------------



MANAGEMENT'S DISCUSSION AND ANALYSIS

Financial market performance during 2000 can be best characterized by two dominant themes: (1) a complete reversal in the winners and losers among asset classes compared with calendar year 1999; and (2) a dramatic shift on the part of investors away from risk-taking and toward risk aversion, with some evidence of a "flight to quality." In the eternal struggle within investment markets between "greed and fear," risk and return, it was clear that, unlike 1999, fear and risk aversion emerged as the dominant forces.

In terms of specific asset classes, the broad bond market outperformed the broad equity market for the first year since 1990. Within the fixed income markets, U.S. Treasury securities, the safest and most liquid type of financial asset in the world, were the best performers. The 30-year Treasury bond enjoyed a total return of 19.88%, compared with an 11.63% total return for the Lehman Brothers Aggregate Bond Index, the best year for the Index since 1995. Conversely, below-investment-grade (high yield) bonds performed poorly, generating a negative total return of 5.86%. According to Lehman Brothers, the year 2000 was the worst single year of relative performance for U.S. corporate bonds since the recession years of 1981-82 and 1974. Corporate bonds underperformed all other major fixed income asset classes both on an absolute and duration adjusted basis during 2000.

Factors which contributed to corporate bond spread widening included: investor risk aversion, weak equity markets and increased volatility, poor liquidity/technicals, Treasury curve volatility/inversion, heightened credit risk, continued earnings disappointments, supply worries, sustained high oil prices and increased event risk.

In the first quarter, while our performance attributable to security selection was positive for corporate bonds, our sector allocation - primarily our overweights in corporates, agencies, and high yield - negatively impacted the portfolio's return. During the second quarter, the Fund's underweighting in Treasuries and overweighting in spread product (e.g., corporate bonds, high yield, government agencies and mortgage-backed securities) led to the underperformance, as spreads continued to widen. In the third quarter, our overweight in spread products (non-Treasuries) contributed to positive performance. Additionally, our strong emerging market debt returns offset most of the negative exposure to high yield. During the fourth quarter, we remained underweight in Treasuries and overweight in spread product. While this allocation decision negatively impacted returns, our security selection performance was quite strong - primarily in investment-grade corporate bonds. Unfortunately, the corporate bond returns were not enough to overshadow the continued deterioration in our allocation to high yield bonds.

PERFORMANCE

For the fourth quarter and year-to-date, the Fund's returns below trailed the Lehman Brothers Aggregate Bond Index returns of 4.21% and 11.63%, respectively.


                                  FOURTH QUARTER             SINCE INCEPTION            INCEPTION DATE
                                  --------------             ---------------            ---------------
Institutional Class                    3.73%                      9.93%                    12/31/99
Premier Class                          3.63%                      9.92%*                    1/21/00
Retail Class                           3.61%                      9.79%*                    1/21/00

* Not annualized.


        [THE INFORMATION SET FORTH BELOW APPEARS AS A BAR CHART GRAPHIC]

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
                CORE PLUS FIXED INCOME FUND - INSTITUTIONAL CLASS
                               12/31/99 - 12/31/00



___________________________________________________________________________
                           AVERAGE ANNUAL RETURN
                      1-Year       Inception Date
Institutional Class    9.93          12/31/99
___________________________________________________________________________


            CPFIF-IC       Lehman Aggregate
            Investment       Investment
                           Premier/Retail

12/31/99     $10,000          $10,000
03/31/00     $10,170          $10,221
06/30/00     $10,302          $10,399
09/30/00     $10,618          $10,713
12/31/00     $10,993          $11,163



        [THE INFORMATION SET FORTH BELOW APPEARS AS A BAR CHART GRAPHIC]

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
            CORE PLUS FIXED INCOME FUND - PREMIER AND RETAIL CLASSES
                               1/21/00 - 12/31/00



__________________________________________________________
                                TOTAL RETURN
                       Life of Fund         Inception Date
Premier Class              9.92%               1/21/00
Retail Class               9.79%               1/21/00
__________________________________________________________


            CPFIF-PC       CPFIF-RC       Lehman Aggregate
            Investment     Investment        Investment
                                           Premier/Retail

01/21/00     $10,000        $10,000           $10,000
03/31/00     $10,120        $10,190           $10,291
06/30/00     $10,312        $10,312           $10,470
09/30/00     $10,607        $10,597           $10,786
12/31/00     $19,992        $10,979           $11,239

Core Plus Fixed Income Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The investment return and principal value for each class will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Past performance cannot guarantee comparable future results. The return for each class has been compared with the total return performance of the Lehman Brothers Aggregate Bond Index. This Index is a group of unmanaged securities widely regarded by investors to be representative of the bond market in general. An investment cannot be made in the index. Index results do not reflect brokerage charges or other investment expenses.





See page 38 for portfolio information.

CHARTER BALANCED FUND

INVESTMENTS IN SECURITIES
DECEMBER 31, 2000


                                            PRINCIPAL      VALUE
                                              (000)        (000)
-----------------------------------------------------------------
BONDS - 30.4%
COMMUNICATIONS- 1.2%
Motorola, Inc., 6.5%, 2008                    $    75     $   72
Sprint Capital Corp., 6.1%, 2008                   75         67
                                                       ----------
                                                             139
                                                       ----------
CONSUMER PRODUCTS - 0.6%
PepsiCo, Inc., 5.8%,  2008                         75         72
                                                       ----------

ENTERTAINMENT - 0.7%
Cox Communications, Inc., 7.5%, 2004               75         77
                                                       ----------

FINANCIAL - 4.3%
American Express Credit Corp.,  7.2%, 2007         50         52
Associates Corp., 6.6%, 2005                       65         66
Bank of America Corp., 6.3%, 2008                  75         71
CIT Group Holdings Inc., 6.4%, 2002                50         49
First Union Corp., 6.6%, 2005                      75         75
Household Finance Corp., 5.9%, 2009                75         69
National Australia Bank Ltd., 8.6%, 2010           50         55
Wells Fargo Co., 6.6%, 2004                        75         76
                                                       ----------
                                                             513
                                                       ----------

MANUFACTURING - 1.4%
Bayerische Landesbank, 5.9%, 2008                  50         48
Ford Motor Co., 6.5%, 2018                         75         66
Tyco International Group S A, 6.1%, 2009           75         72
                                                       ----------
                                                             186
                                                       ----------

OIL AND GAS - 1.3%
Atlantic Richfield Co., 5.9%, 2009                 75         74
Conoco, Inc., 6.9%, 2029                           40         39
Discover Card Master Trust, Inc., 5.6%, 2006       50         49
                                                       ----------
                                                             162
                                                       ----------

RETAIL - 1.3%
Target Corp., 7.5%, 2005                           75         78
Wal-Mart Stores, 6.6%, 2004                        75         77
                                                       ----------
                                                             155
                                                       ----------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 7.5%
Federal Home Loan Mtg., 5.8%, 2003                150        150
Federal National Mortgage Assoc.,
     5.3%, 2003                                    40         40
     7.1%, 2005                                   175        184
     5.1%, 2004                                   125        123
     7.0%, 2015                                    94         95
     7.5%, 2029                                    93         94
     7.3%, 2030                                    40         46
Government National Mortgage Assoc.,
     6.0%, 2028                                    68         65
     8.0%, 2030                                    89         91
                                                       ----------
                                                             888
                                                       ----------



                                            PRINCIPAL      VALUE
                                              (000)        (000)
-----------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 10.6%
U.S. Treasury Bonds,
      8.1%, 2019                            $     25      $   32
      7.3%, 2022                                  200        241
      7.6%, 2025                                  100        127
      6.0%, 2026                                   75         79
     5.3%,2028                                    125        120
U.S. Treasury Notes ,
      8.0%, 2001                                  135        135
      5.9%,2001                                    30         30
      6.6%, 2002                                  135        136
      5.9%, 2002                                  100        102
      6.3%, 2003                                   35         35
      5.8%, 2003                                  100        106
      7.3%, 2004                                   10         10
      6.5%, 2005                                  100        105
                                                       ----------
      6.1%, 2007                                           1,258
                                                       ----------

UTILITIES - 1.2%                                   75         72
Alabama Power Co., 5.5%, 2005                      75         70
                                                       ----------
National Rural Utilities Co-op, 6.5%, 2018                   142
                                                       ----------

TOTAL BONDS - 30.4%                                    ----------
    (Cost $3,419)
                                                           3,592
                                                       ----------

COMMON STOCKS - 68.0%
AEROSPACE AND DEFENSE - 0.9%                    1,300         62
Honeywell International, Inc.                     500         39
                                                       ----------
United Technologies Corp.                                    101
                                                       ----------

AUTOMOTIVE - 0.7%
Ford Motor Co.                                  3,769         88
                                                       ----------

COMMUNICATIONS - 6.5%                           2,705         47
AT&T Corp.                                      3,600         65
ADC Telecommunications, Inc. (b)                1,400         37
Altera Corp. (b)                                1,500         63
Comcast Corp.                                   4,300         58
Lucent Technologies, Inc.                       1,937         79
Qwest Communications Intl., Inc. (b)            2,900        138
SBC Communications, Inc.                        1,800         37
Sprint Corp.                                    2,964        149
Verizon Communications, Inc.                    6,650         93
WORLDCOM, Inc. (b)                                     ----------
                                                             766
                                                       ----------



The Notes to Financial Statements are an integral part of these statements.

CHARTER BALANCED FUND


INVESTMENTS IN SECURITIES CONTINUED
DECEMBER 31, 2000


                                             NUMBER OF     VALUE
                                               SHARES      (000)
-----------------------------------------------------------------
COMMON STOCKS CONTINUED
CONSUMER PRODUCTS - 11.9%
Alcoa, Inc.                                     1,900    $    64
Anheuser Busch Cos.                             2,200        100
Bristol-Myers Squibb Co.                        2,300        170
International Paper Co.                         2,000         82
Johnson & Johnson                               2,050        215
Liz Claiborne, Inc.                             1,200         50
Loews Cos., Inc.                                2,900        129
McDonald's Corp.                                3,300        112
PepsiCo, Inc.                                   1,100         54
Philip Morris Cos., Inc.                        4,200        185
Procter & Gamble Co.                            2,500        196
Whirlpool Corp.                                   900         43
                                                       ----------
                                                           1,400
                                                       ----------

DIVERSIFIED - 3.8%
American General Corp.                          1,900        155
du Pont E.I. de Nemours                         1,800         87
General Electric Co.                            4,350        209
                                                       ----------
                                                             451
                                                       ----------

ELECTRONICS - 2.9%
Hewlett Packard Co.                             1,500         47
Intel Corp. (b)                                 4,200        127
International Business Machines Corp.             500         43
Tellabs, Inc. (b)                                 600         34
Texas Instruments, Inc.                         1,400         66
Unisys Corp.                                    2,100         31
                                                               -
                                                       ----------
                                                             348
                                                       ----------

FINANCIAL - 16.3%
Bank of America Corp.                           2,600        119
Capital One Financial Corp.                     1,300         86
Chase Manhattan Corp. (b)                       2,550        116
Citigroup, Inc.                                 7,240        370
Federal Home Loan Mortgage Corp.                2,400        165
Federal National Mortgage Assoc.                2,100        182
FleetBoston Financial Corp.                     3,900        146
Franklin Resources, Inc.                        1,100         42
Household International Corp.                   1,800         99
Mellon Financial Corp.                          2,000         98
MGIC Investment Corp.                           1,450         98
Morgan Stanley, Dean Witter, Discover & Co.     1,400        111
PNC Bank Corp.                                  1,700        124
State Street Corp.                                300         37
Wells Fargo & Co.                               2,300        128
                                                       ----------
                                                           1,921
                                                       ----------


                                            NUMBER OF      VALUE
                                               SHARES      (000)
-------------------------------------------------------------------
INSURANCE - 3.4%
American Int'l. Group, Inc.                     1,950    $   192
Lincoln National Corp.                          1,300         62
Marsh & McLennan Cos., Inc.                     1,300        152
                                                       ----------
                                                             406
                                                       ----------

MANUFACTURING - 3.7%
Applied Materials, Inc. (b)                       300         11
Caterpillar, Inc.                                 300         14
Dow Chemical Co.                                2,100         77
Illinois Tool Works, Inc.                       2,200        131
Praxair, Inc.                                   1,300         58
Sherwin-Williams Co.                            1,800         47
                                                1,900        105
                                                       ----------
                                                             443
                                                       ----------

MEDICAL - 4.5%
American Home Products Corp.
Merck & Co.                                     1,100         70
Pfizer, Inc.                                    1,100        103
Pharmacia Corp.                                 3,500        161
Schering-Plough Corp.                           1,500         92
                                                1,900        108
                                                       ----------
                                                             534
                                                       ----------
OIL AND GAS - 6.5%
BP Amoco PLC                                    1,560         75
Chevron Corp.                                   1,500        127
Diamond Offshore Drilling, Inc.                   900         36
Ensco Int'l., Inc.                              1,100         37
Exxon Mobil Corp.                               3,000        261
Royal Dutch Petroleum Co.                       2,173        132
Transocean Sedco Forex, Inc.                      600         28
Union Pacific Corp.                             1,500         76
                                                       ----------
                                                             772
                                                       ----------

PUBLISHING - 0.4%
Time Warner, Inc.                                 800         42
                                                       ----------

RETAIL - 1.2%
Supervalu, Inc.                                 2,800         39
Target Corp.                                    3,100        100
                                                       ----------
                                                             139
                                                       ----------

SOFTWARE - 0.7%
Computer Associates International, Inc.         2,600         51
Oracle Corp. (b)                                1,100         32
                                                       ----------
                                                              83
                                                       ----------

TECHNOLOGY - 3.4%
Compaq Computer Corp.                           3,400         52
Dell Computer Corp. (b)                         2,100         37
First Data Corp.                                2,100        111


The Notes to Financial Statements are an integral part of these statements.

CHARTER BALANCED FUND

INVESTMENTS IN SECURITIES CONTINUED
DECEMBER 31, 2000



                                             NUMBER OF     VALUE
                                               SHARES      (000)
-----------------------------------------------------------------
COMMON STOCKS CONTINUED
TECHNOLOGY continued
Integrated Device Technology, Inc. (b)            500  $      17
Microsoft Corp. (b)                             3,100        134
Sun Microsystems, Inc. (b)                      1,600         45
                                                       ----------
                                                             396
                                                       ----------
UTILITIES - 1.2%
Emerson Electric Co.                            1,100         87
Reliant Energy, Inc                             1,200         52
                                                       ----------
                                                             139
                                                       ----------

TOTAL COMMON STOCKS - 68.0%
    (Cost $8,181)                                          8,029
                                                       ----------

SHORT-TERM OBLIGATION - 1.2%
MONEY MARKET FUND
Charter Money Market Fund

                                              145,000        145
                                                       ----------

TOTAL SHORT-TERM OBLIGATION
 (Cost $145)                                                 145
                                                       ----------



                                                           VALUE
                                                           (000)
-----------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES - 99.6%
(Total Cost $11,745) /(a)/
Cash and Other Assets Less Liabilities -0.4%           $  11,766
                                                              41
                                                       ----------
NET ASSETS - 100.0%                                       11,807
                                                       ==========

NOTES TO INVESTMENTS IN SECURITIES
(a) At December 31, 2000, the net unrealized depreciation of investments based on cost for federal income tax purposes of $11,768 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
           over tax cost                                 $ 1,070

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                (1,072)
                                                       ----------

Unrealized depreciation - net                            $    (2)
                                                       ==========

(b) Non-income-producing securities



The Notes to Financial Statements are an integral part of these statements.

CHARTER LARGE COMPANY STOCK GROWTH FUND

INVESTMENTS IN SECURITIES
DECEMBER 31, 2000


                                             NUMBER OF     VALUE
                                               SHARES      (000)
-----------------------------------------------------------------
COMMON STOCKS - 97.7%
AEROSPACE AND DEFENSE - 6.5%
General Dynamics Corp.                          2,800     $  218
Textron, Inc.                                     300         14
United Technologies Corp.                       5,700        448
                                                       ----------
                                                             680
                                                       ----------

COMMUNICATIONS - 13.7%
American Tower Corp.                            5,300        201
AT&T Corp-Liberty Media A (b)                  11,700        160
Broadcom Corp., Class A (b)                       500         42
Brocade Communications Systems (b)                200         18
CIENA Corp. (b)                                   800         65
Comcast Corp., Class A                          2,800        117
Crown Castle International Corp. (b)            3,500         95
Juniper Networks, Inc. (b)                        500         63
MCDATA Corp. (b)                                  400         22
Nokia Corp.                                     1,300         57
Nortel Networks Corp.                           2,100         67
Omnicom Group                                     400         33
Qwest Communications, Int'l                       800         33
SBA Communications Corp.                          300         12
Scientific Atlanta, Inc.                        2,100         68
Spectrasite Holdings, Inc. (b)                  3,200         42
Transwitch Corp. (b)                              600         23
Tycom Ltd. (b)                                    800         18
Verizon Communications (b)                      4,216        212
WORLDCOMM, Inc. (b)                             5,200         73
                                                       ----------
                                                           1,421
                                                       ----------

CONSUMABLES - 3.7%
Anheuser-Busch Cos., Inc.                       3,600        164
Coca-Cola Co.                                     400         24
PepsiCo, Inc.                                   2,100        104
Philip Morris Cos., Inc.                          900         40
Quaker Oats Co.                                   600         58
                                                       ----------
                                                             390
                                                       ----------
ELECTRONICS - 7.9%
General Electric Co.                           11,800        566
Hewlett Packard Co.                             1,700         54
Qlogic Corp. (b)                                  700         54
Texas Instruments, Inc.                         3,200        152
                                                       ----------
                                                             826
                                                       ----------



                                            NUMBER OF      VALUE
                                               SHARES      (000)
-----------------------------------------------------------------
FINANCIAL - 8.4%
American Express Co.                            1,600     $   88
Bank of New York, Inc.                          4,000        221
Citigroup, Inc.                                 4,866        248
Federal Home Loan Mortgage Corp.                3,200        220
FleetBoston Financial Corp.                     2,500         94
                                                       ----------
                                                             871
                                                       ----------

INSURANCE - 1.7%
American International Group, Inc.              1,750        172
                                                       ----------

INTERNET - 0.3%
Efficient Networks, Inc. (b)                    1,600         21
Verisign, Inc. (b)                                200         15
                                                       ----------
                                                              36
                                                       ----------

MANUFACTURING - 13.1%
Applied Materials, Inc. (b)                       400         15
Corning, Inc.                                   1,400         74
General Motors, Class H                         5,400        124
JDS Uniphase Corp. (b)                          1,100         46
Maxim Integrated Prod., Inc. (b)                1,800         86
PMC - Sierra, Inc. (b)                            300         24
Procter & Gamble Co.                            1,200         94
Sanmina Corp. (b)                               1,300        100
Tyco International Ltd.                        14,500        805
                                                       ----------
                                                           1,368
                                                       ----------

MEDICAL - 16.9%
Abbott Laboratories                             1,000         48
American Home Products Corp.                    3,600        229
Amgen, Inc. (b)                                   800         51
Bristol-Myers Squibb Co.                        2,100        155
Curagen Corp. (b)                                 400         11
Genetech, Inc. (b)                                600         49
HCA Healthcare Corp.                            1,600         70
Invitrogen Corp. (b)                              200         17
Johnson & Johnson                                 800         84
Lilly (Eli) & Co.                                 300         28
Medtronics, Inc.                                1,600         97
Merck & Co.                                     1,600        150
Pfizer, Inc.                                   12,900        593
Pharmacia & Upjohn, Inc.                          285        176
                                                       ----------
                                                           1,758
                                                       ----------

PUBLISHING - 1.6%
Time Warner, Inc.                               3,100        162
                                                       ----------


The Notes to Financial Statements are an integral part of these statements.

CHARTER LARGE COMPANY STOCK GROWTH FUND

DECEMBER 31, 2000


                                             NUMBER OF     VALUE
                                               SHARES      (000)
-----------------------------------------------------------------
RESEARCH AND DEVELOPMENT - 0.7%
Applera Corp. Applied Biosystems Group      500           $   47
Tularik, Inc. (b)                           700               21
                                                       ----------
                                                              68
                                                       ----------
RETAIL - 5.9%
Dollar Tree Stores (b)                    1,800               44
Home Depot, Inc.                                3,200        146
Limited, Inc.                                   4,100         70
Safeway, Inc. (b)                               1,700        106
Tiffany & Co.                                   1,200         38
Wal-Mart Stores, Inc.                           4,000        213
                                                       ----------
                                                             617
                                                       ----------

TECHNOLOGY - 17.0%
Analog Devices, Inc. (b)                          700         36
BEA Systems, Inc.                                 400         26
Cisco Systems, Inc. (b)                        11,000        420
Compaq Computer Corp.                           5,100         77
EMC Corp. (b)                                   2,000        133
Veritas Software Corp. (b)                      1,114         97
Jabil Circuit, Inc. (b)                         1,600         41
I2 Technologies, Inc. (b)                         600         33
Intuit Corp. (b)                                1,300         51
Intel Corp.                                     7,400        224
International Business Machines Corp.           1,400        119
Microsoft Corp. (b)                             5,200        226
Oracle Corp. (b)                                6,000        174
Storage Networks (b)                            1,400         35
Sun Microsystems, Inc. (b)                      4,000        112
                                                       ----------
                                                           1,804
                                                       ----------

TOTAL COMMON STOCKS - 97.7%
    (Cost $10,978)                                        10,173



                                          NUMBER OF             VALUE
                                             SHARES             (000)
----------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 2.2%
MONEY MARKET FUND
Charter Money Market Fund                   230,000            $  230
                                                       ---------------

TOTAL SHORT-TERM OBLIGATIONS
(Cost $230)                                                       230
                                                       ---------------

TOTAL INVESTMENT IN SECURITIES - 99.9%
(Total Cost $11,208) (a)                                       10,403
Liabilities less Cash and Other Assets- 0.1%                        7
                                                       ---------------
NET ASSETS - 100.0%                                          $ 10,410
                                                       ===============


NOTES TO INVESTMENTS IN SECURITIES
(a) At December 31, 2000, the net unrealized depreciation of investments based on cost for federal income tax purposes of $11,292 was as follows:

Aggregate gross unrealized depreciation for all
investments in which there was an excess of value over
tax cost                                                     $ (2,049)

Aggregate gross unrealized appreciation for all
investments in which there was an excess of tax cost
over value                                                      1,160
                                                       ---------------

Unrealized depreciation - net                                $   (889)
                                                       ===============

(b) Non-income-producing securities.


The Notes to Financial Statements are an integral part of these statements.

CHARTER LARGE COMPANY STOCK VALUE FUND

INVESTMENTS IN SECURITIES
DECEMBER 31, 2000


                                             PRINCIPAL          VALUE
                                               (000)            (000)
----------------------------------------------------------------------
BONDS - 0.9% (Cost - $158)
ELECTRONICS -0.9%
Hewlett Packard Co., Zero Coupon, (LYON)         $   225       $  120
     10/14/2017                                          -------------

                                              NUMBER OF
                                                SHARES
                                            -------------
PREFERRED STOCKS - 3.5%
ENTERTAINMENT - 3.5%
Crown Castle International Corp., (b)              2,794          126
News Corp. Ltd. ADR                                8,200          238
                                                         -------------
                                                                  364
                                                         -------------

FINANCIAL - 0.7%
Kmart Financing
                                                   3,300           88
                                                         -------------

TOTAL PREFERRED STOCK
(COST - $ 563)                                                    450
                                                         -------------

COMMON STOCK - 86.4%
AUTOMOTIVE - 5.8%
General Motors Corp.                              15,700          361
Rockwell Int'l. Corp.                              8,100          386
                                                         -------------
                                                                  747
                                                         -------------

COMMUNICATIONS - 8.2%
BellSouth Corp.                                    9,000          368
Pegasus Communications Corp. (b)                   2,800           72
Sprint Corp.  (b)                                 13,000          266
Verizon Communications                             7,100          356
                                                         -------------
                                                                1,062
                                                         -------------

COMPUTER SERVICES - 4.1%
Automatic Data Processing Corp.                    2,400          152
First Data Corp.                                   7,200          379
                                                         -------------
                                                                  531
                                                         -------------
CONSUMER PRODUCTS - 4.9%
Anheuser-Busch Companies, Inc.                     2,700          123
Clorox Co.                                         2,300           82
Coca-Cola Co.                                      2,300          140
Sara-Lee Corp.                                    11,800          290
                                                         -------------
                                                                  635
                                                         -------------
DIVERSIFIED - 3.7%
General Electric Co.                               7,100          340
United Technologies Corp.                          1,800          142
                                                         -------------
                                                                  482
                                                         -------------
ELECTRONICS - 9.2%
Compaq Computer Corp.                             16,300         245
Emerson Electric Co.                               2,400         189
Hewlett Packard Co.                                4,200         133
International Business Machines                    1,500         128
Koninklijke Philips Electronics Corp. ADR          7,296         264
Texas Instruments, Inc.                            4,400         208
Xerox Corp.                                        4,400          20
                                                        -------------
                                                               1,187
                                                        -------------



                                            NUMBER OF      VALUE
                                               SHARES      (000)
-----------------------------------------------------------------
ENTERTAINMENT - 3.9%
Crown Castle International Corp.                   94  $       3
Disney Walt Co.                                 4,700        136
Grupo Televisa ADR                              1,600         72
Tribune Co.                                     6,600        279
                                                       ----------
                                                             490
                                                       ----------

FINANCIAL - 18.3%
Aetna, Inc.                                     3,300        136
AON Corp.                                      12,000        411
Bank of New York, Inc.                          5,300        292
FleetBoston Fin'l Corp.                         7,600        285
John Hancock Financial Services, Inc.          10,600        397
J.P. Morgan Chase & Co.                         4,300        196
US Bancorp                                     11,200        327
XL Capital Ltd.                                 3,700        323
                                                       ----------
                                                           2,367
                                                       ----------

MANUFACTURING -8.5%
Black & Decker Corp.                            6,700        263
Gillette Co.                                    3,900        141
Honeywell International, Inc.                   5,200        246
Monsanto Co.                                    4,800        130
Tyco International Ltd.                         5,400        300
                                                       ----------
                                                           1,080
                                                       ----------

MEDICAL - 6.6%
American Home Products Corp.                    3,000        191
Johnson & Johnson                               1,600        168
Lilly Eli & Co.                                 2,100        195
Pharmacia Corp.                                 4,800        293
                                                       ----------
                                                             847
                                                       ----------

OIL AND GAS - 10.5%
Burlington Resources, Inc.,                     3,600        182
Conoco, Inc.                                    6,700        192
Constellation Energy Group                      3,700        167
du Pont (E.I.) De Nemours & Co.                 5,700        275
Schlumberger Ltd.                               2,500        200
Unocal Corp.                                    3,600        139
Williams Companies, Inc.                        5,000        200
                                                       ----------
                                                           1,355
                                                       ----------

RETAIL - 1.5%
Target Corp.                                    6,100        198
                                                       ----------

TRAVEL - 1.3%
Sabre Group Holdings Corp.                      4,045        175
                                                       ----------
Total Common Stocks (Cost $11,114)                        11,156
                                                       ----------



The Notes to Financial Statements are an integral part of these statements.

CHARTER LARGE COMPANY STOCK VALUE FUND

INVESTMENTS IN SECURITIES CONTINUED
December 31, 2000


                                             NUMBER        VALUE
                                            OF SHARES      (000)
-----------------------------------------------------------------
SHORT-TERM OBLIGATION - 14.7%
MONEY MARKET FUND
Charter Money Market Fund                   1,892,000    $ 1,892
                                                       ----------

TOTAL SHORT-TERM OBLIGATION
(Cost $1,892)                                              1,892
                                                       ----------

TOTAL INVESTMENTS IN SECURITIES -105.5%
(Total Cost $13,006) (a)                                  13,618

Cash and Other Assets Less Liabilities - (5.5%)             (712)
                                                       ----------
NET ASSETS - 100.0%                                     $ 12,906
                                                       ==========



                                                            VALUE
                                                            (000)
-----------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
(a) At December 31, 2000, the net unrealized appreciation of investments based on cost for federal income tax purposes, which was the same as for book, of $611 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                            $ 1,572

Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost

over value                                                  (960)
                                                       ----------

Unrealized appreciation - net                             $  612
                                                       ==========

(b) Non-income-producing securities.


The Notes to Financial Statements are an integral part of these statements.

CHARTER LARGE COMPANY STOCK INDEX FUND

INVESTMENTS IN SECURITIES
DECEMBER 31, 2000


                                              NUMBER OF        VALUE
                                                 SHARES        (000)
---------------------------------------------------------------------
COMMON STOCKS - 87.9%
General Electric Co.                            139,600     $  6,692
Exxon Corp.                                      48,947        4,255
Pfizer, Inc.                                     88,800        4,085
Cisco Systems, Inc. (b)                         101,400        3,878
Citigroup, Inc.                                  70,689        3,610
Wal-Mart Stores, Inc.                            62,800        3,336
Microsoft Corp. (b)                              75,100        3,257
American International Group, Inc.               32,818        3,235
Merck & Co., Inc.                                32,500        3,043
Intel Corp.                                      94,600        2,862
Oracle Systems Corp. (b)                         79,100        2,299
SBC Communications, Inc.                         47,606        2,273
Coca-Cola Co.                                    34,900        2,127
International Business Machines Corp.            24,700        2,100
Johnson & Johnson                                19,600        2,059
EMC Corp. (b)                                    30,874        2,053
Bristol-Myers Squibb Co.                         27,600        2,041
Verizon Communications (b)                       38,128        1,911
Royal Dutch Petroleum Co.                        30,200        1,829
Home Depot, Inc.                                 32,500        1,485
Lilly (Eli) & Co.                                15,800        1,470
Procter & Gamble Co.                             18,300        1,435
Nortel Networks Corp.                            43,620        1,398
Philip Morris Companies, Inc.                    31,300        1,377
Tyco International Ltd.                          24,685        1,370
Wells Fargo & Co.                                24,100        1,342
Sun Microsystems, Inc. (b)                       45,400        1,266
Morgan Stanley, Dean Witter, Discover & Co.      15,800        1,252
Federal National Mortgage Association            14,100        1,223
American Home Products Corp.                     18,400        1,169
Schering-Plough Corp.                            20,600        1,169
Texas Instruments, Inc.                          24,400        1,156
America Online, Inc.                             32,900        1,145
Pharmacia Corp.                                  18,219        1,111
BellSouth Corp.                                  26,400        1,081
Abbott Laboratories                              21,700        1,051
Bank America Corp.                               22,916        1,051
American Express Company                         18,700        1,027
Medtronic, Inc.                                  16,800        1,014
PepsiCo, Inc.                                    20,300        1,006
Viacom, Inc., Class B (b)                        21,388        1,000
Time Warner, Inc.                                18,600          972
Qwest Communications Intl (b)                    23,309          956
Amgen, Inc. (b)                                  14,600          933
AT&T Corp.                                       52,780          914



                                            NUMBER OF          VALUE
                                             SHARES            (000)
---------------------------------------------------------------------
Hewlett-Packard Co.                              28,000       $  884
Enron Corp.                                      10,500          873
Qualcomm, Inc. (b)                               10,500          863
Disney (Walt) Co.                                29,100          842
Chase Manhattan Corp.                            18,350          834
Boeing Co.                                       12,550          828
Merrill Lynch & Co., Inc.                        11,300          771
Chevron Corp.                                     9,000          760
du Pont (E.I.) de Nemours & Co.                  14,629          707
Corning, Inc.                                    13,000          687
Federal Home Loan Mortgage Corp.                  9,800          675
Minnesota Mining & Manufacturing Co.              5,600          675
Schlumberger Ltd.                                 8,000          640
McDonald's Corp.                                 18,700          636
Dell Computer Corp. (b)                          36,400          635
Lucent Technologies, Inc.                        46,930          634
Motorola, Inc.                                   30,635          620
Ford Motor Co.                                   26,388          618
BancOne Corp.                                    16,102          590
Walgreen Co.                                     14,100          590
Anheuser-Busch Companies, Inc.                   12,700          578
Bank of New York, Inc.                           10,300          568
WORLDCOM, Inc. (b)                               40,420          566
JDS Uniphase Corp. (b)                           13,500          563
Automatic Data Processing, Inc.                   8,800          557
Schwab (Charles) Corp.                           19,375          550
Kimberly-Clark Corp.                              7,500          530
Honeywell, Inc.                                  11,162          528
Gillette Co.                                     14,600          527
United Technologies Corp.                         6,700          527
Comcast Corp., Class A                           12,600          526
Colgate-Palmolive Co.                             8,100          523
Unilever NV                                       8,092          509
Texaco, Inc.                                      7,800          485
Emerson Electric Co.                              6,100          481
Veritas Software Corp. (b)                        5,500          481
FleetBoston Financial Corp.                      12,612          474
Marsh & McLennan Companies, Inc.                  3,900          456
Allstate Corp.                                   10,400          453
MBNA Corp.                                       12,075          446
Safeway, Inc. (b)                                 7,100          444
Duke Energy Co.                                   5,200          443
Applied Materials, Inc. (b)                      11,300          432
Siebel Systems, Inc. (b)                          6,100          413
Target Corp.                                     12,800          413
General Motors Corp.                              8,000          407


The Notes to Financial Statements are an integral part of these statements.

CHARTER LARGE COMPANY STOCK INDEX FUND

INVESTMENTS IN SECURITIES CONTINUED
DECEMBER 31, 2000


                                              NUMBER OF        VALUE
                                                 SHARES        (000)
---------------------------------------------------------------------
COMMON STOCKS continued
Alcoa, Inc.                                      12,144       $  407
Washington Mutual, Inc.                           7,640          405
Clear Channel Communications, Inc. (b)            8,200          397
Fifth Third Bancorp                               6,500          388
First Union Corp.                                13,870          386
Cardinal Health, Inc.                             3,850          384
Electronics Data Systems Corp.                    6,600          381
Morgan (J.P.) & Co.                               2,300          381
MetLife, Inc.                                    10,800          378
Baxter International, Inc.                        4,100          362
Household International, Inc.                     6,578          362
Compaq Computer Corp.                            23,797          358
AES Corp.                                         6,400          354
Dow Chemical Co.                                  9,600          352
HCA Healthcare Co.                                7,900          348
Agilent Technologies. Inc. (b)                    6,313          346
Mellon Financial Corp.                            6,900          339
CVS Corp.                                         5,500          330
Tellabs, Inc. (b)                                 5,700          322
Exelon Corp.                                      4,562          320
Kroger Co.                                       11,700          317
Southern Company                                  9,500          316
Firstar Corp.                                    13,400          312
U.S. Bancorp, Inc.                               10,590          309
GAP, Inc.                                        12,050          307
Solectron Corp. (b)                               9,000          305
PNC Financial Services Group                      4,100          299
First Data Corp.                                  5,600          295
CIGNA Corp.                                       2,200          291
Network Appliance, Inc. (b)                       4,500          289
Sara-Lee Corp.                                   11,700          287
State Street Corp.                                2,300          286
American General Corp.                            3,500          285
Sysco Corp.                                       9,400          282
United HealthCare Corp.                           4,600          282
Kohls Corp. (b)                                   4,600          281
International Paper Co.                           6,864          280
Micron Technology, Inc.                           7,900          280
Broadcom Corp. (b)                                3,300          279
Alltel Corp.                                      4,400          275
Applera Corp. Applied Biosystems                  2,900          273
Aflac, Inc.                                       3,700          267
Sprint Corp. (PCS Group) (b)                     13,000          266
Coastal Corp.                                     3,000          265
Nextel Communications, Inc. (b)                  10,700          265




                                              NUMBER OF         VALUE
                                               SHARES           (000)
---------------------------------------------------------------------
SunTrust Banks, Inc.                              4,200       $  265
Dynegy, Inc.                                      4,600          258
Paychex, Inc.                                     5,275          256
Conoco, Inc.                                      8,819          255
Carnival Corp.                                    8,200          253
Northern Trust Corp.                              3,100          253
Analog Devices Inc. (b)                           4,900          251
Comverse Technology, Inc. (b)                     2,300          250
Illinois Tool Works, Inc.                         4,200          250
National City Corp.                               8,700          250
Costco Companies, Inc. (b)                        6,200          248
Sprint Corp.                                     12,200          248
Williams Companies, Inc.                          6,200          248
Anadarko Petroleum Corp.                          3,429          244
Waste Mgt., Inc,                                  8,695          241
Lowes Companies, Inc.                             5,400          240
Southwest Airlines Co.                            7,087          238
Caterpillar, Inc.                                 5,000          237
Gannett Co., Inc.                                 3,700          233
Guidant Corp.                                     4,300          232
Heinz H.J. Co.                                    4,900          232
Yahoo Inc. (b)                                    7,700          232
Providian Corp.                                   4,000          230
El Paso Energy Corp.                              3,200          229
Dominion Res. Inc.                                3,368          226
Halliburton Co.                                   6,200          225
Palm, Inc. (b)                                    7,937          225
Lehman Brothers Holdings, Inc.                    3,300          223
Hartford Financial Services Group                 3,100          219
General Dynamics Corp.                            2,800          218
Nike, Inc.                                        3,900          218
Xilinx Inc. (b)                                   4,700          217
American Electric Power, Inc.                     4,520          210
BB&T Corp.                                        5,600          209
Campbell Soup Co.                                 6,000          208
Chubb Corp.                                       2,400          208
Omnicom Group                                     2,500          207
Phillips Petroleum Co.                            3,600          205
Linear Technology Corp.                           4,400          203
Lockheed Martin Corp.                             6,000          204
ADC Telecommunications, Inc. (b)                 10,900          198
Tenet Healthcare Corp.                            4,400          196
Conagra, Inc.                                     7,500          195
Baker Hughes, Inc.                                4,640          193
Adobe Systems, Inc.                               3,300          192
Maxim Integrated Products, Inc. (b)               4,000          191


The Notes to Financial Statements are an integral part of these statements.

CHARTER LARGE COMPANY STOCK INDEX FUND

DECEMBER 31, 2000



                                              NUMBER OF        VALUE
                                                 SHARES        (000)
---------------------------------------------------------------------
Tribune Co.                                       4,400       $  186
Quaker Oats Co.                                   1,900          185
Allergan, Inc.                                    1,900          184
Capital One Financial Corp.                       2,800          184
Reliant Energy, Inc.                              4,222          183
Union PAC Corp.                                   3,600          183
Calpine Corp. (b)                                 4,000          180
FPL Group, Inc.                                   2,500          179
Interpublic Group                                 4,200          179
General Mills Co.                                 4,000          178
Global Crossing Ltd. (b)                         12,340          177
Keycorp                                           6,200          174
Eastman Kodak Co.                                 4,400          173
Harley Davidson, Inc.                             4,300          171
Sears Roebuck & Co.                               4,900          170
St. Paul Cos. Inc.                                3,128          170
Sanmina Corp. (b)                                 2,200          169
Wachovia                                          2,900          169
Fedex Corp.                                       4,100          164
McGraw-Hill Cos. Inc.                             2,800          164
TXU Corp.                                         3,700          164
Avon Products, Inc.                               3,400          163
Computer Associates International, Inc.           8,300          162
Albertsons, Inc.                                  5,988          159
Burlington Northern Santa Fe                      5,600          159
Forest Labs, Inc.                                 1,200          159
Masco Corp.                                       6,200          159
Alcan Aluminum Ltd.                               4,600          157
Weyerhauser Co.                                   3,100          157
USA Ed, Inc.                                      2,300          156
Golden West Financial Corp.                       2,300          155
Wrigley (WM) Jr. Co.                              1,600          153
Burlington Res., Inc.                             3,010          152
Deere & Co.                                       3,300          151
Public Service Ent. Group                         3,100          151
Kellogg Co.                                       5,700          150
Peoplesoft, Inc. (b)                              4,012          149
Raytheon Co.                                      4,800          149
Altera Corp. (b)                                  5,600          147
Loews Corp.                                       1,400          145
Marriott International Inc.                       3,400          144
McKesson HBO Inc.                                 3,973          143
Progress Energy, Inc.                             2,900          143
Stryker Corp.                                     2,800          142
ALZA Corp.                                        3,300          140




                                            NUMBER OF          VALUE
                                             SHARES            (000)
---------------------------------------------------------------------
Computer Sciences Corp.                           2,300      $   138
Medimmune, Inc. (b)                               2,900          138
Vitesse Semiconductor Corp. (b)                   2,500          138
Xcel Energy, Inc.                                 4,765          138
Danaher Corp.                                     2,000          137
Franklin Resources, Inc.                          3,600          137
May Department Stores Co.                         4,150          136
Archer-Daniels-Midland Co.                        9,019          135
Transocean Sedco Forex                            2,942          135
Comerica, Inc.                                    2,250          134
Lincoln National Corp.                            2,800          132
Unocal Corp.                                      3,400          132
Air Products & Chemicals, Inc.                    3,200          131
Entergy Corp.                                     3,100          131
Rockwell International Corp.                      2,700          129
Biogen, Inc. (b)                                  2,100          126
Occidental Petroleum Corp.                        5,200          126
Becton, Dickinson and Co.                         3,600          125
King Pharmaceuticals, Inc. (b)                    2,400          124
Nabors Industries, Inc.                           2,100          124
Pitney Bowes, Inc.                                3,700          123
AON                                               3,550          122
Hershey Foods Corp.                               1,900          122
Stillwell Financial, Inc.                         3,100          122
USX Marathon Group                                4,400          122
Chiron Corp. (b)                                  2,700          120
Radio Shack                                       2,800          120
Apache Corp.                                      1,700          119
Consolidated Edison, Inc.                         3,100          119
Dover Corp.                                       2,900          118
Clorox Co.                                        3,300          117
IMS Health Inc.                                   4,300          116
Jefferson-Pilot Corp.                             1,550          116
Starbucks Corp. (b)                               2,600          115
Coca-Cola Enterprises, Inc.                       6,000          114
Intuit, Inc. (b)                                  2,900          114
PPG Industries, Inc.                              2,400          111
Rohm & Haas Co.                                   3,053          111
TJX Companies, Inc.                               4,000          111
Devon Energy Corporation                          1,800          110
Ralston-Purina Co.                                4,200          110
Synovus Corp.                                     4,050          109
PG&E Corp.                                        5,400          108
First Energy Corp.                                3,300          104
Limited Inc.                                      6,100          104
MBIA, Inc.                                        1,400          104
Progressive Corp. Ohio                            1,000          104


The Notes to Financial Statements are an integral part of these statements.

CHARTER LARGE COMPANY STOCK INDEX FUND

DECEMBER 31, 2000



                                              NUMBER OF        VALUE
                                                 SHARES        (000)
---------------------------------------------------------------------
COMMON STOCKS continued
Wellpoint Health Networks (b)                       900      $   104
Federated Department Stores, Inc. (b)             2,900          101
Praxair, Inc.                                     2,300          102
Union Carbide Corp.                               1,900          102
MGIC Investment Corp.                             1,500          101
Convergy Corp.                                    2,200          100
Qlogic Corp. (b)                                  1,300          100
Biomet, Inc.                                      2,500           99
Mercury Interactive Corp. (b)                     1,100           99
Starwood Hotels & Resorts                         2,800           99
Textron, Inc.                                     2,100           98
Georgia-Pacific Corp.                             3,110           97
Molex, Inc.                                       2,725           97
Ingersoll-Rand Co.                                2,300           96
Amerada Hess Corp.                                1,300           95
Cendant Corp.                                     9,885           95
Constellation Energy Group                        2,100           95
Kerr-McGee Corp.                                  1,407           94
Southtrust Corp.                                  2,300           94
New York Times Co., Class A                       2,300           92
Summit Bancorp.                                   2,400           92
Cincinnati Financial Corp.                        2,300           91
Newell Rubbermaid, Inc.                           4,010           91
UNUM Provident Corp.                              3,374           91
Barrick Gold Corp.                                5,500           90
Charter One Financial, Inc.                       3,105           90
Delta Air Lines, Inc.                             1,800           90
HealthSouth Corp. (b)                             5,500           90
PP & L Resources, Inc.                            2,000           90
Delphi Automotive Sys. Corp.                      7,920           89
Nisource, Inc.                                    2,900           89
Ameren Corp.                                      1,900           88
Avery Dennison Corp.                              1,600           88
Dollar General Corp.                              4,660           88
EOG Resources, Inc.                               1,600           87
KLA Tencor Corp. (b)                              2,600           88
Bed Bath & Beyond Inc. (b)                        3,900           87
Best Buy Co. Inc. (b)                             2,900           86
Teradyne, Inc. (b)                                2,300           86
AMBAC Financial Group, Inc.                       1,450           85
AmSouth Bancorp.                                  5,550           85
Mattel, Inc.                                      5,900           85
Regions Financial Corp.                           3,100           85
Kinder Morgan Inc.                                1,600           84
Northrop Grumman Corp.                            1,000           83
Aetna, Inc.                                       2,000           82



                                               NUMBER OF           VALUE
                                                  SHARES           (000)
--------------------------------------------------------------------------
AMR Corp.                                          2,100            $  82
Bear Stearns & Companies, Inc.                     1,617               82
Sabre Hldgs. Corp.                                 1,907               82
Cinergy Corp.                                      2,300               81
Keyspan Corp.                                      1,900               81
Countrywide Credit Industries, Inc.                1,600               80
CSX Corp.                                          3,100               80
Lexmark International Group, Inc. (b)              1,800               80
Old Kent Financial Corp.                           1,820               80
Boston Scientific Corp. (b)                        5,800               79
Gateway, Inc. (b)                                  4,400               79
DTE Energy Co.                                     2,000               78
Ecolab, Inc.                                       1,800               78
Allegheny Energy, Inc.                             1,600               77
Staples, Inc. (b)                                  6,550               77
Symbol Technologies, Inc.                          2,100               76
Eaton Corp.                                        1,000               75
LSI Logic Corp.                                    4,400               75
Willamette Industries, Inc.                        1,600               75
Dow Jones & Co., Inc.                              1,300               74
PerkinElmer, Inc.                                    700               73
Torchmark Corp.                                    1,900               73
CIT Group Inc.                                     3,600               72
Edison International                               4,600               72
Norfolk Southern Corp.                             5,400               72
Scientific Atlanta, Inc.                           2,200               72
Tricon Global Restaurants (b)                      2,190               72
Union Planters Corp.                               2,000               71
Vulcan Materials Co.                               1,500               72
Watson Pharmaceuticals, Inc. (b)                   1,400               72
CenturyTelEnterprises, Inc.                        1,950               70
Fortune Brands, Inc.                               2,300               69
NCR Corp. (b)                                      1,400               69
Apple Computer                                     4,600               68
Parker-Hannifin Corp.                              1,550               68
Price (T. Rowe)                                    1,600               68
St. Jude Medical, Inc. (b)                         1,100               68
Thermo Electron Corp.                              2,300               68
Tosco, Inc.                                        2,000               68
Brown-Forman Corporation, Class B                  1,000               67
Robert Half Intl Inc.                              2,500               66
Sempra Energy Corp.                                2,855               66
TRW, Inc.                                          1,700               66
Genuine Parts Co.                                  2,500               65
Novellus Systems, Inc. (b)                         1,800               65
UST, Inc.                                          2,300               64
Unisys Corp.                                       4,400               64



The Notes to Financial Statements are an integral part of these statements.

CHARTER LARGE COMPANY STOCK INDEX FUND

INVESTMENTS IN SECURITIES CONTINUED
DECEMBER 31, 2000



                                              NUMBER OF        VALUE
                                                 SHARES        (000)
---------------------------------------------------------------------
GPU, Inc.                                         1,700        $  63
Knight-Ridder, Inc.                               1,100           63
Tiffany & Co.                                     2,000           63
Johnson Controls, Inc.                            1,200           62
Advanced Micro Devices, Inc.                      4,400           61
Phelps Dodge Corp.                                1,100           61
Sherwin-Williams Co.                              2,300           61
Conseco, Inc.                                     4,557           60
Cooper Industries, Inc.                           1,300           60
Moody's                                           2,300           59
SAFECO Corp.                                      1,800           59
Block (H & R), Inc.                               1,400           58
Goodrich (B.F.) Co.                               1,600           58
VF Corp.                                          1,600           58
Equifax, Inc.                                     2,000           57
Harcourt General, Inc.                            1,000           57
Huntington Bancshares, Inc.                       3,551           57
Pinnacle West Capital Corp.                       1,200           57
Citrix Systems, Inc. (b)                          2,500           56
Hilton Hotels Corp.                               5,200           55
Autozone, Inc. (b)                                1,900           54
Goodyear Tire & Rubber Co.                        2,300           53
Leggett & Platt, Inc.                             2,800           53
Parametric Technology Corp. (b)                   3,900           52
CMS Energy Corp.                                  1,600           51
BMC Software, Inc. (b)                            3,500           49
Conexant System Inc. (b)                          3,200           49
Donnelley (R.R.) & Sons Co.                       1,800           49
Eastman Chemical Co.                              1,000           49
PACCAR, Inc.                                      1,000           49
National Semiconductor Corp. (b)                  2,400           48
Nucor Corp.                                       1,200           48
Toys 'R Us, Inc. (b)                              2,900           48
Whirlpool Corp.                                   1,000           48
Black & Decker Corp.                              1,200           47
Grainger (W.W.), Inc.                             1,300           47
Harrah's Entertainment, Inc.                      1,800           47
Inco Ltd. (b)                                     2,800           47
ITT Industries, Inc.                              1,200           47
Mead Corp.                                        1,500           47
Tektronix, Inc.                                   1,400           47
Broadvision, Inc.                                 3,700           44
Placer Dome, Inc.                                 4,600           44
Sunoco, Inc.                                      1,300           44
Westvaco Corp.                                    1,500           44
Sigma-Aldrich Corp.                               1,100           43



                                            NUMBER OF          VALUE
                                             SHARES            (000)
---------------------------------------------------------------------
Temple-Inland, Inc.                                 800        $  43
Xerox Corp.                                       9,400           43
Wendy's International, Inc.                       1,600           42
Avaya, Inc. (b)                                   3,935           41
Darden Restaurants, Inc.                          1,800           41
US Airways Group, Inc.                            1,000           41
Winn-Dixie Stores, Inc.                           2,100           41
Ceridian Corp. (b)                                2,000           40
Coors (Adolph) Co., Class B                         500           40
Allied Waste Industries, Inc. (b)                 2,700           39
Cabletron Systems, Inc. (b)                       2,600           39
Maytag Corp.                                      1,200           39
Newmont Mining Corp.                              2,300           39
Penney (J.C.) Co., Inc.                           3,600           39
Power One, Inc. (b)                               1,000           39
Millipore Corp.                                     600           38
Niagara Mohawk Power Co.                          2,300           38
Engelhard Corp.                                   1,800           37
Liz Claiborne, Inc.                                 900           37
Stanley Works (The)                               1,200           37
Ashland, Inc.                                     1,000           36
Kmart Corp.                                       6,800           36
Pall Corp.                                        1,700           36
American Power Conversion Co. (b)                 2,800           35
Dana Corp.                                        2,301           35
Humana, Inc.                                      2,300           35
Nordstrom, Inc.                                   1,900           35
Rowan Companies, Inc.                             1,300           35
Alberto-Culver Co., Class B                         800           34
Centex Corp.                                        900           34
Quintiles Transnational Co. (b)                   1,600           33
Bard (C. R.), Inc.                                  700           33
Circuit City Stores, Inc.                         2,900           33
Fluor Corp.                                       1,000           33
Office Depot, Inc. (b)                            4,600           33
Sealed Air Corp. (b)                              1,096           33
Bausch & Lomb, Inc.                                 800           32
Compuware Corp. (b)                               5,100           32
Energizer Holdings, Inc. (b)                      1,466           31
Manor Care, Inc. (b)                              1,500           31
Great Lakes Chemical Corp.                          800           30
Hasbro, Inc.                                      2,800           30
International Flavors & Fragrances, Inc.          1,500           30
PACTIV (b)                                        2,400           30
FMC Corp.                                           400           29
Hercules, Inc.                                    1,500           29
Crane Co.                                         1,000           28


The Notes to Financial Statements are an integral part of these statements.

CHARTER LARGE COMPANY STOCK INDEX FUND

INVESTMENTS IN SECURITIES CONTINUED
DECEMBER 31, 2000



                                              NUMBER OF        VALUE
                                                 SHARES        (000)
---------------------------------------------------------------------
COMMON STOCKS continued
Boise Cascade Corp.                                 800       $   27
NICOR, Inc.                                         600           26
SuperValu, Inc.                                   1,900           26
Visteon Corp.                                     2,290           26
Deluxe Corp.                                      1,000           25
Pulte Corp.                                         600           25
Andrew Corp. (b)                                  1,100           24
Autodesk, Inc.                                      900           24
Navistar International Corp.                        900           24
Novell, Inc. (b)                                  4,600           24
Bemis Company, Inc.                                 700           23
Cummins Engine Co., Inc.                            600           23
Meredith Corp.                                      700           23
Reebok International Ltd.                           800           22
Snap-On, Inc.                                       800           22
Tupperware Corp.                                  1,100           22
USX-U.S. Steel Group                              1,200           22
Allegheny Technologies, Inc.                      1,300           21
Brunswick Corp.                                   1,300           21
Freeport McMoRan Copper & Gold, Inc., Class B*    2,300           20
Kaufman & Broad Home Corp.                          600           20
Oneok, Inc.                                         400           19
Sapient Corp. (b)                                 1,600           19
Ball Corp.                                          400           18
Dillard, Inc., Class A                            1,500           18
Consolidated Stores Corp. (b)                     1,600           17
Ryder System, Inc.                                1,000           17
Adaptec Inc. (b)                                  1,500           15
Homestake Mining Co.                              3,600           15
Louisiana-Pacific Corp.                           1,500           15
National Service Industries, Inc.                   600           15
Longs Drug Stores Corp.                             600           14
Timken Co.                                          900           14
Briggs & Stratton Corp.                             300           13
Massey Energy Corp. (b)                           1,000           13
Potlatch Corp.                                      400           13
Thomas & Betts Corp.                                800           13
Cooper Tire & Rubber Co.                          1,000           11
McDermott International, Inc.                       900           10
Worthington Industries, Inc.                      1,200           10
American Greetings Corp., Class A                 1,000            9
Rite-Aid Corp.                                    3,600            9
Kansas City Southern Industries, Inc. (b)           800            8
Arch Coal, Inc                                      244            3
Abercombie & Fitch Co. (b)                           27            1
Armstrong World Industries, Inc.                    600            1



                                            NUMBER OF          VALUE
                                             SHARES            (000)
---------------------------------------------------------------------
Dun & Bradstreet Corp. (b)                           50  $         1
Owens-Corning Fiberglas Corp.                       800            1
Synavant, Inc. (b)                                  200            1
                                                         ------------
Total Common Stocks
    (Cost $144,728)                                          165,361
                                                         ------------
SHORT-TERM OBLIGATIONS - 12.1%
MONEY MARKET FUND - 11.3%
 Charter Money Market Fund                   21,189,000       21,189
U.S. GOVERNMENT AND AGENCIES - 0.6%
U.S. Treasury Bills,
     6.07%, 02/22/01 (c)                    $ 1,600,000        1,586
                                                         ------------

TOTAL SHORT-TERM OBLIGATIONS
(Cost $22,775)                                                22,775
                                                         ------------
TOTAL INVESTMENTS IN SECURITIES - 100.1%
(Total Cost $167,503) (a)                                    188,136
Cash and Other Assets Less Liabilities (0.1%)                   (158)
                                                         ------------

NET ASSETS - 100.0%                                        $ 187,978
                                                         ============

NOTES TO INVESTMENTS IN SECURITIES
(a) At December 31, 2000, the net unrealized appreciation of investments based on cost for federal income tax purposes of $167,531 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost                                                   $  40,353

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                   (19,748)
                                                         ------------
Unrealized appreciation - net                              $  20,605
                                                         ============
(b) Non-income-producing securities

(c) This security or a portion thereof is pledged as collateral for Stock Index Futures Contracts. At December 31, 2000, the Fund was long 67 S&P 500 Futures Contracts expiring in March 2001. Unrealized loss amounted to $1,028,450. Underlying face value was $21,086,240, and underlying market value was $22,114,690.


The Notes to Financial Statements are an integral part of these statements.

CHARTER SMALL COMPANY STOCK GROWTH FUND

INVESTMENTS IN SECURITIES
DECEMBER 31, 2000


                                             NUMBER OF     VALUE
                                               SHARES      (000)
-----------------------------------------------------------------
COMMON STOCKS - 90.1%
ADVERTISING - 2.6%
Lamar Advertising, Class A (b)                  7,200     $  278
Penton Media, Inc.                             14,900        400
                                                       ----------
                                                             678
                                                       ----------
COMMUNICATIONS - 9.0%
Actuate Corp. (b)                              12,000        229
Aeroflex, Inc. (b)                              9,400        271
Audio Codes Ltd. (b)                            1,800         24
Bindview Development Corp. (b)                 15,700        148
Corecomm Ltd. (b)                              25,670        127
Dobson Communications Corp. (b)                15,200        222
Emmis Communications Corp., Class A (b)         4,100        118
Entercom Communications Corp. (b)                 200          7
Mediacom Communications Co., Class A (b)        9,900        170
SBA Communications Corp. (b)                    8,000        329
Valassis Communications, Inc. (b)              18,000        568
XM Satellite Radio, Class A (b)                 8,400        135
                                                       ----------
                                                           2,348
                                                       ----------

DATA PROCESSING - 3.7%
BISYS Group, Inc. (b)                          12,400        646
DeVry, Inc. (b)                                 8,300        313
                                                       ----------
                                                             959
                                                       ----------

ENTERTAINMENT - 0.4%
Six Flags, Inc.                                 5,500         95
                                                       ----------

FINANCIAL - 13.6%
ChoicePoint, Inc. (b)                           7,900        518
City National Corp.                             8,000        310
Corillian Corp. (b)                            13,500        162
Federated Investors, Inc., Class B             11,100        323
IndyMac Mortgage Holdings, Inc. (b)             4,500        133
Investment Tech. Group, Inc. (b)                3,600        150
Jeffries Group, Inc.                            6,300        197
Legg Mason, Inc.                                9,000        490
Markel Corp. (b)                                1,600        290
Radian Group, Inc.                              5,300        398
Silicon VY Banchares (b)                        4,000        138
TCF Financial Corp.                             9,900        441
                                                       ----------
                                                           3,550
                                                       ----------

ELECTRONICS - 0.8%
Microsemi Corp.                                 7,600        211
                                                       ----------

MANUFACTURING - 8.5%
Aptargroup, Inc. (b)                            5,000        147
Furniture Brands International, Inc. (b)       11,500        242
MatrixOne, Inc. (b)                            11,700        213



                                            NUMBER OF      VALUE
                                               SHARES      (000)
-----------------------------------------------------------------
Maverick Tube Corp. (b)                         4,000    $    91
Miller Herman, Inc.                            10,000        287
Mineral Technologies, Inc.                      6,450        221
Natural Microsystems Corp. (b)                  6,500         64
Orbotech Ltd.                                   3,600        134
Photronic Labs, Inc. (b)                       11,800        277
Scotts Co., Class A  (b)                        3,000        111
Sensormatic Electronics Corp. (b)               5,300        106
Smith International, Inc. (b)                   3,000        224
TETRA Tech, Inc. (b)                            3,600        115
                                                       ----------
                                                           2,232
                                                       ----------

MEDICAL - 14.0%
Alexion Pharmaceuticals, Inc. (b)               1,900        123
American Dental Partners, Inc. (b)             20,000        150
Caremark RX, Inc. (b)                          15,000        203
Charles River Laboratories, Inc. (b)            3,400         93
Corvas International, Inc. (b)                  4,000         58
Curon Medical, Inc. (b)                         5,500         22
Illumina, Inc. (b)                              8,000        129
Inhale Therapeutic Systems, Inc. (b)            2,000        101
Inkline Pharmaceutical Co. (b)                 15,700        116
Lincare Holdings, Inc. (b)                     13,500        770
Medicines Co. (b)                               4,900        100
Omnicare, Inc.                                  8,000        173
Praecis Pharmaceuticals, Inc. (b)               7,300        213
Renal Care Group, Inc. (b)                     13,700        376
Rightchoice Managed Care, Inc. (b)              7,000        244
Scott Technologies, Inc. (b)                   20,000        447
Transgenomic, Inc. (b)                          6,600         69
Triad Hospitals, Inc. (b)                       7,900        257
                                                       ----------
                                                           3,644
                                                       ----------
REAL ESTATE - 0.7%
Manhattan Associates, Inc. (b)                  4,500        192
                                                       ----------

RESEARCH AND DEVELOPMENT - 2.0%
Affymetrix, Inc. (b)                            3,000        223
Alkermes, Inc. (b)                              9,900        311
                                                       ----------
                                                             534
                                                       ----------

RETAIL - 4.9%
Rent A Center, Inc. (b)                        15,000        518
SCP Pool Corp. (b)                              9,900        298
Tootsie Roll Industries, Inc.                   9,900        456
                                                       ----------
                                                           1,272
                                                       ----------

SERVICES - 14.5%
BJ Services Co.                                 4,000        276
Corinthian Colleges, Inc. (b)                   3,800        144



The Notes to Financial Statements are an integral part of these statements.

CHARTER SMALL COMPANY STOCK GROWTH FUND

INVESTMENTS IN SECURITIES CONTINUED
DECEMBER 31, 2000


                                             NUMBER OF     VALUE
                                               SHARES      (000)
-----------------------------------------------------------------
SERVICES continued
Corporate Executive Board Co. (b)               2,200     $   87
Diamondcluster Intl, Inc. (b)                   5,500        168
First Health Group Corp. (b)                    7,000        326
G & K Services                                  5,000        141
Investors Financial Services Co.                7,000        602
Management Network Group, Inc. (b)             25,500        303
Marine Drilling Cos., Inc. (b)                  5,500        147
MAXIMUS, Inc. (b)                               1,800         63
Nabors Industries, Inc. (b)                     2,500        148
On Assignment, Inc. (b)                        10,200        291
Resources Connection, Inc. (b)                 13,000        247
Ritchie Bros. Auctioneers, Inc. (b)             5,000        104
Sunrise Assisted Living, Inc. (b)               8,000        200
Universal Comprehension Holdings, Inc. (b)      5,900        222
UTI Worldwide, Inc. (b)                         4,200         85
Watson Wyatt & Co. Holdings (b)                 9,600        226
                                                       ----------
                                                           3,780
                                                       ----------

TECHNOLOGY - 11.7%
Avocent Corp. (b)                               5,500        148
Business Objects ADR (b)                        5,000        283
Caliper Technologies Corp. (b)                  5,300        249
DST Systems, Inc. (b)                           5,000        335
Dyax Corp. (b)                                  4,900        104
Henry (Jack) & Assoc.                           4,000        249
Informatica Corp. (b)                           4,000        158
Informax, Inc. (b)                              5,500         57
Invitrogen Corp. (b)                            2,500        216
Jupiter Media Metrix, Inc. (b)                  1,600         15
Mercury Interactive Corp. (b)                     900         81
Micromuse, Inc. (b)                             1,800        109
Newport Corp.                                   1,300        102
Nuance Communications, Inc. (b)                 5,000        216
Safenet, Inc. (b)                               4,000        188
SBS Technologies, Inc. (b)                      8,800        263
Valuevision International, Inc., Class A (b)    2,000         25
Watchguard Technologies, Inc. (b)               8,000        253
                                                       ----------
                                                           3,051
                                                       ----------


                                            NUMBER OF      VALUE
                                               SHARES      (000)
-----------------------------------------------------------------
UTILITIES - 3.4%
Barret Resources Corp. (b)                      2,500  $     142
Hain Celestial Group, Inc. (b)                  9,500        309
Louis Dreyfus Natural Gas Corp. (b)             7,100        325
Stericycle, Inc. (b)                            3,300        126
                                                       ----------
                                                             902
                                                       ----------

WIRELESS COMMUNICATIONS  - 0.3%
Triton PCS Holdings, Class A (b)                2,000         68
                                                       ----------

TOTAL COMMON STOCKS - 90.1%
    (Cost $22,342)                                        23,576
                                                       ----------

SHORT-TERM OBLIGATION - 9.6%
MONEY MARKET FUND
Charter Money Market Fund                   2,514,000      2,514
                                                     ------------

TOTAL SHORT-TERM OBLIGATION
(Cost $2,514)                                              2,514
                                                     ------------

TOTAL INVESTMENT IN SECURITIES - 99.8%

(Total Cost $24,856) (a)                                  26,030

Cash and Other Assets Less Liabilities -  (0.3)%              67
                                                     ------------

NET ASSETS - 100.0%                                     $ 26,097
                                                     ============

NOTES TO INVESTMENTS IN SECURITIES
(a) At December 31, 2000, the net unrealized appreciation of investments based on cost for federal income tax purposes of $25,144 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost                                                 $ 2,879

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                 (1,993)
                                                     ------------

Unrealized appreciation - net                              $  886
                                                     ============

(b) Non-income-producing securities.


The Notes to Financial Statements are an integral part of these statements.

CHARTER SMALL COMPANY STOCK VALUE FUND

INVESTMENTS IN SECURITIES
DECEMBER 31, 2000

                                                          MARKET
                                             NUMBER OF     VALUE
                                               SHARES      (000)
-----------------------------------------------------------------
COMMON STOCKS - 94.1%
BANKING - 10.2%
Community Bank Sys., Inc.                      10,000     $  248
First Charter Corp.                            16,000        238
FNB Corp.                                       8,080        170
Medford Bancorp, Inc.                          12,000        186
Republic Security Financial Corp.              40,500        292
Seacoast Fin'l Services, Corp.                 16,500        198
Warren Bancorp, Inc.                           12,000         96
                                                       ----------
                                                           1,428
                                                       ----------

CLOTHING - 4.8%
Lands End, Inc.                                 4,680        118
Wolverine Worldwide, Inc.                      36,000        549
                                                       ----------
                                                             667
                                                       ----------
COMMUNICATIONS EQUIPMENT - 2.5%
C-Cor.Net Corp.                                 4,000         39
Federal Signal                                  1,050         21
Pinnacle Systems, Inc. (b)                     19,000        140
Xircom Inc. (b)                                 9,300        144
                                                       ----------
                                                             344
                                                       ----------

COMPUTER SERVICES - 3.3%
Advanced Digital Information (b)                8,000        184
Complete Business Solutions (b)                 8,500         88
Computer Horizons Corp. (b)                    16,000         39
Structural Dynamics (b)                        15,000        150
                                                       ----------
                                                             461
                                                       ----------
CONSTRUCTION  - 1.4%
Trinity Industries, Inc. (b)                    8,000        200
                                                       ----------

ELECTRONICS - 1.7%
Electronics for Imaging, Inc  (b)               9,500        132
Smith (A.O.) Corp. (b)                          6,500        111
                                                       ----------
                                                             243

HEALTHCARE - 1.2%
Manor Care  (b)                                 8,000        165
                                                       ----------
INSURANCE -1.8%
Horace Mann Educators Corp.                    11,500        246
                                                       ----------
MORTGAGE BANKERS - 3.8%
Pulte Corp.                                     4,500        190
Ryland Group, Inc.                              8,500        346
                                                       ----------
                                                             536
                                                       ----------

MANUFACTURING - 20.3%
Aptargroup, Inc.                                5,500        161
Circor International, Inc.                     15,000        150



                                                          MARKET
                                            NUMBER OF      VALUE
                                               SHARES      (000)
-----------------------------------------------------------------
Fleetwood Enterprises, Inc.                    14,580  $     153
Kaydon Corp.                                   10,500        261
LA-Z-Boy, Inc.                                 20,000        315
Longview Fibre Co. (b)                          9,000        121
Manitowoc, Inc.                                14,000        406
Rayonier, Inc.                                  6,000        239
R.P.M., Inc.                                   18,000        154
Thomas Industries, Inc.                        18,000        419
Wabash Nat'l Corp.                             17,000        147
Watts Industries                               22,000        305
                                                       ----------
                                                           2,831
                                                       ----------

MEDICAL - 2.5%
Perrigo Co. (b)                                25,000        207
Steris Corp.  (b)                               9,000        145
                                                       ----------
                                                             352
MISCELLANEOUS - 3.6%
AVT Corp. (b)                                  25,000        124
Kforce.Com, Inc.  (b)                          20,000         61
Spherion Corp. (b)                             28,000        317
                                                       ----------
                                                             502
                                                       ----------

OIL AND GAS - 5.3%
Key Energy Group, Inc. (b)                     32,000        334
Mitchell Energy and Development Corp.           4,000        245
Noble Affiliates, Inc.  (b)                     3,500        161
                                                       ----------
                                                             740
                                                       ----------

PLASTICS - 2.5%
A. Schulman, Inc.                              30,000        345
                                                       ----------

POWER EQUIPMENT - 5.7%
Briggs & Stratton Corp.                         9,500        422
Tecumseh Products Co. (b)                       9,000        377
                                                       ----------
                                                             799
                                                       ----------
REAL ESTATE INVESTMENT TRUSTS - 5.0%
Gables Residential Trust                        8,000        224
Home Properties of NY, Inc.                    12,500        349
JDN Realty Corp.                               12,000        127
                                                       ----------
                                                             700
                                                       ----------

RETAIL - 6.2%
Ann Taylor Stores Corp.  (b)                    8,000        200
Casey's General Stores, Inc.                   11,000        164
Dollar Thrifty Automotive Group  (b)            9,000        169
Ross Stores, Inc. (b)                          19,500        329
                                                       ----------
                                                             862
                                                       ----------
SOFTWARE - 6.4%
Hyperion Solutions Corp.  (b)                  10,000        154


The Notes to Financial Statements are an integral part of these statements.

CHARTER SMALL COMPANY STOCK VALUE FUND

DECEMBER 31, 2000

                                                          MARKET
                                             NUMBER OF     VALUE
                                               SHARES      (000)
-----------------------------------------------------------------
JDA Software Group, Inc.  (b)                  15,000  $     196
Natural Microsystems Corp. (b)                 14,300        141
Progress Software Corp. (b)                    11,730        169
Remedy Corp. (b)                                7,500        124
Transaction Systems Architects, Inc. (b)       10,000        116
                                                       ----------
                                                             900
                                                       ----------

TRANSPORTATION - 5.8%
CNF, Inc.                                      11,500        391
Kansas City Southern Industries, Inc.          17,000        172
Pacific Northwest Bancorp                      18,000        249
                                                       ----------
                                                             812
                                                       ----------
TOTAL COMMON STOCKS - 94.4%
    (Cost $12,136)                                        13,133
                                                       ----------

SHORT-TERM OBLIGATION - 4.9%
MONEY MARKET FUND
Charter Money Market Fund                     691,000        691
                                                       ----------
TOTAL SHORT-TERM OBLIGATION
(Cost $691)                                                  691
                                                       ----------


                                                             VALUE
                                                              (000)
--------------------------------------------------------------------
TOTAL INVESTMENT IN SECURITIES - 99.0%
(Total Cost $12,827) (a)                                $    13,824
Cash and Other Assets Less Liabilities - (1.0%)                 139
                                                       -------------
NET ASSETS - 100.0%                                     $    13,963
                                                       =============

NOTES TO INVESTMENTS IN SECURITIES
(a) At December 31, 2000, the net unrealized appreciation of investments based on cost for federal income tax purposes of $12,849 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                               $ 1,996

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                              (1,021)
                                                       -------------

Unrealized appreciation - net                                $  975
                                                       =============

(b) Non-income-producing securities.


The Notes to Financial Statements are an integral part of these statements.

CHARTER FOREIGN STOCK FUND

INVESTMENTS IN SECURITIES
DECEMBER 31, 2000

                                                          MARKET
                                             NUMBER OF     VALUE
                                               SHARES      (000)
-----------------------------------------------------------------
COMMON STOCKS - 95.5%
AUSTRALIA - 2.9%
Brambles Industry                               2,210     $   52
National Australia Bank                         6,250        100
News Corp.                                      9,810         76
Telstra Corp. Ltd.                             10,150         36
Westpac Banking Corp.                           6,600         49
                                                       ----------
                                                             313
                                                       ----------
BELGIUM - 2.4%
TotalFinaElf                                    1,740        259
                                                       ----------

DENMARK - 0.4%
Tele Danmark A/S                                1,030         42
                                                       ----------

FRANCE - 8.5%
Alcatel (b)                                     3,335        190
Aventis SA                                      2,920        256
AXA UAP                                         1,735        251
Vivendi Universal(b)                            3,300        217
                                                       ----------
                                                             914
                                                       ----------

GERMANY - 5.2%
Bayer AG                                        2,125        112
Bayer Hypo Vereins                              1,815        103
Bayerische Motoren Werke AG                     4,545        149
Eon AG                                          3,210        195
                                                       ----------
                                                             559
                                                       ----------

HONG KONG - 2.9%
Cheung Kong Holdings                            8,000        102
China Mobile (HK) (b)                          12,000         66
Petrochina Co. Ltd. (b)                       364,000         61
Sun Hung Kai Properties                         8,000         80
                                                       ----------
                                                             309
                                                       ----------

ITALY - 3.0%
ENI Spa                                        16,346        104
Telecom Italia Spa (b)                         19,800        219
                                                       ----------
                                                             323
                                                       ----------

JAPAN - 13.1%
Acom Co.                                          700         52
Bank of Tokyo Mitsubishi Bank                   3,000         30
Canon, Inc.                                     5,000        175
Fuji Photo Film Ltd.                            3,000        125
Hitachi Ltd.                                   16,000        142
Hoya Corp.                                      1,000         73
Murata Manufacturing Co.                          800         94
NEC Corp.                                       8,000        146


                                                          MARKET
                                            NUMBER OF      VALUE
                                               SHARES      (000)
-----------------------------------------------------------------
Nippon Tel. & Tel. Corp.                           17        122
NTT DoCoMo                                          4         69
Rohm Co.                                          400         76
SMC Corp.                                         500         64
Sony Corp.                                        800         55
Takeda Chemical Industries                      3,000        177
                                                       ----------
                                                           1,400
                                                       ----------

KOREA - 0.2%
Pohang Iron & Steel Ltd. ADR (b)                1,350         21
                                                       ----------
NETHERLANDS - 14.0%
ABN-Amro Holdings NV                            7,850        179
Ahold (Kon) NV                                  6,070        196
Elsevier NV                                     6,292         93
Fortis (NL)                                     1,900         62
Heineken NV                                       980         59
ING Groep NV                                    5,780        462
Koninklijke Kpn (b)                             3,639         42
Philips Electronics  (Kon) (b)                  4,544        167
Royal Dutch Petroleum                           1,960        120
TNT Post Groep NV.                              2,350         57
VNU N.V                                         1,160         57
                                                       ----------
                                                           1,494
                                                       ----------
PORTUGAL - 0.4%
Electricidade De Portugal EDP                  11,333         38
                                                       ----------

SINGAPORE - 0.9%
DBS Holdings                                    6,000         68
Singapore Press Holdings                        2,000         30
                                                       ----------
                                                              98
                                                       ----------

SPAIN - 2.4%
Banco Santander Central                        12,200        131
Telefonica SA (b)                               7,570        125
                                                       ----------
                                                             256
                                                       ----------

SWEDEN - 1%
Ericsson (b)                                    8,960        102
                                                       ----------

SWITZERLAND - 10.9%
Lonza Group AG                                     46         27
Nestle SA                                         126        294
Novartis AG                                       114        202
Roche Holdings AG Gennusscheine                    16        163
Swiss Reinsurance                                  96        230
UBS AG (b)                                      1,310        214
Zurich Financial Services Group (b)                52         31
                                                       ----------
                                                           1,161
                                                       ----------



The Notes to Financial Statements are an integral part of these statements.

CHARTER FOREIGN STOCK FUND

INVESTMENTS IN SECURITIES CONTINUED
DECEMBER 31, 2000

                                                          MARKET
                                             NUMBER OF     VALUE
                                               SHARES      (000)
-----------------------------------------------------------------
UNITED KINGDOM - 27.4%
3I Group                                        3,220     $   60
Astrazeneca                                     2,030        102
Barclays                                        8,245        255
Cable & Wireless (b)                           13,930        188
Cadbury Schweppes (b)                          11,524         80
Diageo  (b)                                    13,950        156
EMI Group (b)                                   7,300         60
Glaxosmithkline (b)                             7,955        225
Granada Compass (b)                            12,233        133
Granada Media  (b)                              2,828         18
Hilton Group PLC (b)                           14,850         46
Invensys                                       21,072         49
Lloyds TSB Group                               20,624        218
Marconi                                        10,910        117
P & O Princess Cruise (b)                       6,660         28
Pearson                                         2,832         67
Prudential PLC                                 12,150        196
Railtrack Group PLC                             2,150         30
Reuters Group                                   5,750         97
RMC Group                                       2,250         20
Shell Transport and Trading                    35,008        287
Smiths Group (b)                                3,219         31
Vodafone Airtouch                             109,753        403
WPP Group                                       5,000         65
                                                       ------------
                                                           2,931
                                                       ------------


                                                          MARKET
                                             NUMBER OF     VALUE
                                               SHARES      (000)
----------------------------------------------------------------------
TOTAL COMMON STOCKS - 95.5%
    (Cost $10,574)                                      $    10,220
                                                       ------------

SHORT-TERM OBLIGATION - 4.6%
MONEY MARKET FUND
Charter Money Market Fund                     487,000            487
                                                       --------------

TOTAL SHORT-TERM OBLIGATIONS
(Cost $487)                                                      487
                                                       --------------

TOTAL INVESTMENTS IN SECURITIES - 100.1%
(Total Cost $11,061) (a)                                      10,707
Cash and Other Assets Less Liabilities - (0.1)%                   (9)
                                                       --------------

NET ASSETS - 100.0%                                         $ 10,698
                                                       ==============

NOTES TO INVESTMENTS IN SECURITIES
(a) At December 31, 2000, the net unrealized
Depreciation of investments based on cost for federal income tax purposes of $11,086 was as follows:

Aggregate gross unrealized depreciation for all
investments in which there was an excess of value
over tax cost                                               $ (1,321)

Aggregate gross unrealized appreciation for all
investments in which there was an excess of tax cost
over value                                                       942
                                                       --------------

Unrealized appreciation - net                               $   (379)
                                                       ==============

(b) Non-income-producing securities.

(c) A summary of outstanding forward currency contracts as of December 31, 2000 is as follows:

                                                                                         Net Unrealized
    Settlement           Deliver/                                                         Appreciation
       Date               Receive       Units of Currency             Value              (Depreciation)
-------------------     ------------    -------------------    --------------------    --------------------
Sells

1/24/01                 Yen                     10,877,000              $  103,480                $  3,837
1/31/01                 Yen                      8,209,000                  78,098                   3,101
2/07/01                 Yen                      5,537,000                  52,677                   2,148



The Notes to Financial Statements are an integral part of these statements.

CORE PLUS FIXED INCOME FUND

INVESTMENTS IN SECURITIES
DECEMBER 31, 2000


                                          PRINCIPAL    VALUE
                                             (000)     (000)
-------------------------------------------------------------
LONG-TERM BONDS AND NOTES - 97.6%
CONSUMER AND RETAIL - 1.6%
Levi Strauss and Co., 6.8%, 2003            $  360     $ 304
Rite-Aid Corp., 7.7%, 2027                     200        54
Target Corp., 7.5%, 2010                       280       295
Vlasic Foods Intl, Inc., 10.3%, 2009(d)        960       245
Wal-Mart Stores, Inc., 6.9%, 2009              430       449
                                                    ---------
                                                       1,347
                                                    ---------

ENTERTAINMENT AND COMMUNICATIONS - 8.3%
British Telecommunications, 8.6%, 2030          80        80
Charter Communications Holdings,
    8.6%, 2009                                 180       162
Clear Channel Communications, Inc.,
    7.7%, 2010                                 625       646
Focal Communications Corp.,
    Step Coupon (0% to 2/15/03), 2008          160        67
Globalstar L.P., 11.4%, 2004                   200        23
ITT Corp., 7.4%, 2025                          395       350
Lensfest Communications, Inc.,
    8.3%, 2008                               1,150     1,193
Level 3 Communications, Inc., 9.1%, 2008       160       128
Lodgian Fing Corp., 12.3%, 2009                260       234
McLeodUSA, Inc., 11.5%, 2009                   260       259
Metromedia Fiber Network, 10%, 2009            200       167
Nextel Communications, Inc.,
     Step Coupon (0% to 9/15/02), 2007         480       376
NTL Communications Corp.,
     Step Coupon (0% to 10/1/03), 2008         525       289
Spectracite Holdings, Inc.,
     Step Coupon (0% to 3/15/05), 2010         500       255
Telewest Communications PLC,
    Step Coupon (0% to 2/1/05), 2010           375       169
Telefonica Europe BV, 8.3%, 2030                80        80
Time Warner, Inc., 8.18%, 2028               1,000     1,079
Vodafone Airtouch PLC, 7.8%, 2010              600       621
Williams Communications, Inc., 11.7%, 2008     460       354
Winstar Communications, Inc., 0%, 2010       1,685       463
                                                    ---------
                                                       6,995
                                                    ---------

FINANCIAL - 17.6%
Abbey National PLC,
     Floating Rate 9%, 2049                    805       831

AXA Financial, Inc., 7.8%, 2010                385       409
Bank One Corp.,
     7.8%, 2025                                475       459
     7.9%, 2010                                210       219
Bank Tokyo Mitsubishi Ltd., 8.4%, 2010         290       309




                                            PRINCIPAL    VALUE
                                               (000)     (000)
---------------------------------------------------------------
Banco Santander Central Hispanic Issuances
    Ltd., 7.6%, 2009                          $  405     $ 407
Beaver Valley II Funding Corp., 8.6%, 2007       755       782
Boeing Capital Corp., 7.4%, 2010                 620       667
Citigroup, Inc., 7.3%, 2010                      830       858
Ford Motor Credit Co.,
    7.6%, 2005                                 2,050     2,108
    7.9%, 2010                                   325       334
Household Finance Corp., 6%, 2004                150       147
Korea Development Bank, 7.6%, 2002
   (144A security acquired Jan. 2000 for
   $867) (b)                                     500       505
Manufacturers & Traders Trust, 8%, 2010          400       416
Merrill Lynch and Co., 6%, 2009                  320       303
Morgan Stanley Group, Inc., 5.6%, 2004           840       824
National Westminster Bank PLC,
   7.4%, 2009                                    330       341
Prudential Ins. Co. of Amer., 6.9%, 2003       1,450     1,463
Sanwa Finance Aruba AEC,
    8.4%, 2009                                   290       299
Shinhan Bank, 7.25%, 2002                      1,195     1,181
Sprint Capital Corp., 6.9%, 2028                 350       283
Sumitomo Bank Int'l NV, 8.5%, 2009               285       301
Verizon Global Funding Corp., 7.3%, 2010
   (144 A security acquired December 2000 for
   $409) (b)                                     410       419
Wells Fargo & Co., 7.2%, 2003                    855       876
Xerox Capital Trust, 8%, 2027                    175        37
                                                      ---------
                                                        14,778
                                                      ---------

FOREIGN GOVERNMENT - 3.4%
Brazil Federative Republic, 10.1%, 2027          485       389
Poland (Government of), Step Coupon (4.3% to
    10/01/01), 2024                            1,160       864
Quebec (Province of Canada), 7.5%, 2023          790       841
United Mexican States,
    10.4%, 2009                                  225       247
    9.9%, 2010                                   480       516
                                                      ---------
                                                         2,857
                                                      ---------

INDUSTRIAL -6.2%
Allied Waste North America, Inc.,
   10%, 2009                                     160       150
Apple Computer, Inc., 6.5%, 2004                 170       155
Coastal Corp., 7.5%, 2006                        400       417
Federal Mogul Corp., 7.9%, 2010                  220        33
Lockheed Martin Corp., 8.5%, 2029                920     1,041
Merck & Co., Inc., 6.3%, 2026                    660       633
Raytheon Co., 8.2%, 2006                         770       821
Sun Micro Systems, Inc., 7.5%, 2006            1,200     1,233
TFM S.A., Step Coupon (0% to 6/15/02), 2009    1,010       747
                                                      ---------
                                                         5,230
                                                      ---------



The Notes to Financial Statements are an integral part of these statements.

CORE PLUS FIXED INCOME FUND

DECEMBER 31, 2000


                                          PRINCIPAL    VALUE
                                             (000)     (000)
-------------------------------------------------------------
OIL & GAS - 1.4%
Conoco, Inc., 7%, 2029                      $  995     $ 969
R.B. Falcon Corp., 6.8%, 2008                  190       179
                                                    ---------
                                                       1,148
                                                    ---------

SERVICES - 0.3%
Laidlaw, Inc., 7.9%, 2005 (d)                1,025       274
                                                    ---------

STRUCTURED SECURITIES - 8.7%
General Electric Capital Corp., MTN,
     6.8%, 2005                              1,320     1,365
IMC Home Equity Loan Trust, Ser. 1998,
     Floating Rate 6.7%, 2029                  720       702
IMC Home Equity Loan Trust, Ser. 1997,
     6.7%, 2029                                669       666
ING Capital Funding Trust III, 8.4%, 2049      825       839
LB Commercial Conduit Mortgage Trust,
     6.41%, 2007                               820       827
LB UBS Commercial Mortgage Trust,
     7.2%, 2009                                396       414
MBNA Master Credit Card Trust II, Ser. 1999
    6.4%, 2005                                 375       378
Nationslink Funding Corp., Ser. 1999,
    7%, 2008                                   544       562
Qwest Capital Funding, Inc.,
     7.8%, 2006 (b)                            485       505
     7.9%, 2010 (b)                            205       213
     (144 A security acquired Aug. 2000 for $759)
Saxon Asset Security Trust, Ser. 1998,
     7.1%, 2027                                550       552
TMS Home Equity Loan Trust, 8.1%, 2024         290       298
                                                    ---------
                                                       7,321
                                                    ---------

TRANSPORTATION - 0.4%
Burlington Northern Santa Fe,
     8.1%, 2020                                280       297
                                                    ---------

UTILITIES - 1.0%
Cleveland Electric Illuminating Co.,
    7.7%, 2004                                  50        52
Empressa Nacional De Electric,
   8.1%, 2097                                  440       347
Korea Electric Power Corp., 6.4%, 2003         345       337
Niagara Mohawk Power Corp.,
    7.4%, 2003                                  85        86
                                                    ---------
                                                         822
                                                    ---------

U.S. GOVERNMENT AND AGENCIES - 48.7%
Federal Home Loan Mortgage Corp.,
   5%, 2004                                    4,245     4,168
   6.6%, 2009                                    250       260



                                           SHARES OR
                                            PRINCIPAL    VALUE
                                              (000)     (000)
---------------------------------------------------------------
Federal Home Loan PC,
    6%, 2014                                $  3,201  $  3,165
    7.5%, 2030                                   589       598
Federal National Mortgage Association,
    6%, 2005                                   1,850     1,870
    6.6%, 2007                                 2,850     2,974
    6.5%, 2008                                 4,996     4,931
    7%, 2015                                   3,146     3,179
    6.5%, 2027                                   805       795
    6%, 2029                                   1,539     1,491
    7%, 2029                                     847       848
    7%, 2029                                   2,858     2,863
    7%, 2029                                   1,459     1,461
    7%, 2030                                   1,424     1,426
Government National Mortgage Association,
    7.5%, 2022                                    59        60
    7.5%, 2022                                    64        65
U.S. Treasury Bonds, 8.8%, 2017                2,580     3,465
U.S. Treasury Notes,
   6.3%, 2002                                  2,075     2,102
   7.9%, 2004                                  1,840     2,015
   7%, 2006                                    2,695     2,933
   6.6%, 2007                                    160       171
                                                      ---------
                                                        40,840
                                                      ---------

TOTAL LONG-TERM BONDS
   (Cost - $80,156)                                     81,900
                                                      ---------

SHORT-TERM OBLIGATIONS - 0.7%
MONEY MARKET FUND - 0.6%
Charter Money Market Fund                  486,000       486
                                                    ---------

U.S. GOVERNMENT  - 0.1%
U.S. Treasury Bill, 6.06%, 1/2/01 (c)     $100,000       100
                                                    ---------

TOTAL SHORT-TERM OBLIGATIONS                        ---------
    (Cost - $586)                                        586
                                                    ---------

TOTAL INVESTMENTS IN SECURITIES - 98.3%
    (Total Cost - $80,742) (a)                        82,495
Cash and Other Assets, Less Liabilities - 1.7%         1,388
                                                    ---------

NET ASSETS - 100%                                    $83,883
                                                    =========


The Notes to Financial Statements are an integral part of these statements.

CORE PLUS FIXED INCOME FUND

INVESTMENTS IN SECURITIES CONTINUED
DECEMBER 31, 2000


                                                       VALUE
                                          PRINCIPAL    (000)
-------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
(a) At December 31, 2000, the net
unrealized appreciation (depreciation)
of investments based on cost for federal income tax purposes of $80,868 was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                       $  2,734
                                                    ---------

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                         (1,107)
                                                    ---------

Unrealized appreciation - net                         $1,627
                                                    =========

(b) Indicates restricted security; the aggregate value of restricted securities is $1,642,396
(aggregate cost - $1,593,085), which is
approximately 2% of net assets. Valuations have been furnished by brokers trading in the securities or by a pricing service for all restricted securities.

(c) Pledged as collateral for financial futures contracts. At December 31, 2000, the Fund was long 25 30-year Treasury Bond futures contracts, long 96 2-year Treasury Note futures contracts, long 19 10-year agency futures contracts, short
122 10-year Treasury Note futures contracts and short 27 5-year Treasury Note futures contracts, all expiring in March 2001. Net unrealized loss amounted to $31,313. Underlying face values of the long and short positions were $24,016,844 and $15,276,593, respectively, and underlying market values were $24,297,969 and $15,589,031, respectively.

(d) Defaulted security.

(e) A summary of outstanding forward currency contracts as of December 31, 2000 is as follows:


                                                                                         Net Unrealized
    Settlement           Deliver/                                                         Appreciation
       Date               Receive       Units of Currency             Value              (Depreciation)
-------------------     ------------    -------------------    --------------------    --------------------
Buys
2/02/01                 Euro                     1,410,000            $  1,326,175              $  111,460
2/15/01                 Euro                       430,000                 404,629                  20,746


The Notes to Financial Statements are an integral part of these statements.

CHARTER FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
(IN THOUSANDS)

                                                   LARGE      LARGE      LARGE      SMALL      SMALL                CORE
                                                  COMPANY    COMPANY    COMPANY    COMPANY    COMPANY               PLUS
                                                   STOCK      STOCK      STOCK      STOCK      STOCK     FOREIGN   FIXED
                                       BALANCED    GROWTH     VALUE      INDEX      GROWTH     VALUE     STOCK     INCOME
                                         FUND      FUND       FUND       FUND       FUND       FUND       FUND      FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities at value    $  11,766   $10,403    $ 13,618   $188,136   $ 26,030    $ 13,824  $10,707   $ 82,495
Cash                                          1         4           -         51          1           1       12         34
Interest and dividends receivable,
net of withholding taxes                     71         7          16        252         11          22       16      1,265
Receivable for open forward currency
  contracts                                   -         -           -          -          -           -        9        132
Receivable for investments sold               -        66           -          -         75         158        -          -
Receivable for fund shares sold               -         1           1        104         45           2        -          -
Prepaid registration fees                    24        24          13         19         22          23       20         21
Receivable from investment adviser            -         -           -          -          -           -        -          -
Investment for Trustees' deferred
  compensation plan                           -         -           -          6          -           -        -          1
Other                                         -         -           2         20          -           -        4          1
                                      ---------- ---------  ---------  ---------  ---------  ---------- --------  ---------
    Total assets                         11,862    10,505      13,650    188,592     26,186      14,030   10,768     83,949
                                      ---------- ---------  ---------  ---------  ---------  ---------- --------  ---------

LIABILITIES:

Payable for investments purchased            14        50         705        180          -          27        -          -
Variation margin payable                      -         -           -        305          -           -        -         14
Payable for fund shares redeemed              -         -           -         12         33           -        -          -
Custodian fees payable                        4         4           3         14          4           4       20          6
Accrued audit and legal fees payable          8         9           9          8          9           9        9          8
Accrued advisory fees payable                 9        12          11         29         22           6       20          9
Administrative services                       4         4           4         50          4           4        4         13
Shareholder servicing and distribution
    fees payable to Distributor               3         5           5          9          5           5        6          1
Deferred Trustees' fees payable               -         -           -          6          -           -        -          1
Other accrued expenses                       13        11           7          1         12          12       11         14
                                      ---------- ---------  ---------  ---------  ---------  ---------- --------  ---------
    Total liabilities                        55        95         744        614         89          67       70         66
                                      ---------- ---------  ---------  ---------  ---------  ---------- --------  ---------
NET ASSETS                            $  11,807  $  10,410   $ 12,906  $ 187,978   $ 26,097    $ 13,963  $10,698   $ 83,883
                                      ========== =========  =========  =========  =========  ========== ========  =========

COMPONENTS OF NET ASSETS:
Paid in capital                       $  11,797    $11,952   $ 12,082   $169,080  $ 25,281     $ 12,552  $11,262  $  81,846
Undistributed (overdistributed) net
  investment income                          12         -         212         (6)        -          432        -        641
Accumulated net realized gain (loss)
  on investments                            (23)      (713)         -       (701)     (359)         (23)    (219)      (458)
Unrealized (appreciation)
  depreciation of investments                21       (805)       612     19,605     1,175        1,002     (345)     1,854
                                      ---------- ---------  ---------  ---------  ---------  ---------- --------  ---------
NET ASSETS                              $11,807    $10,410   $ 12,906  $ 187,978   $26,097    $  13,963  $10,698   $ 83,883
                                      ========== =========  =========  =========  =========  ========== ========  =========

NET ASSETS
Institutional Class                   $   4,663  $   3,926   $  5,130   $176,705   $16,552   $    5,812  $ 4,326  $  83,540
Premier Class                             4,964      4,377      5,842        846     6,640        6,178    5,001        128
Retail Class                              2,180      2,107      1,934     10,427     2,905        1,973    1,371        215
                                      ---------- ---------  ---------  ---------  ---------  ---------- --------  ---------
                                      $  11,807  $  10,410   $ 12,906   $187,978  $ 26,097    $  13,963  $10,698    $83,883
                                      ========== =========  =========  =========  =========  ========== ========  =========

SHARES OUTSTANDING
Institutional Class                   $     463   $    450     $  473    $13,464   $ 1,505   $      511   $  460   $  8,132
Premier Class                               494        502        539        104       605          543      532         12
Retail Class                                217        243        179      1,290       265          174      146         21
                                      ---------- ---------  ---------  ---------  ---------  ---------- --------  ---------
                                          1,174      1,195      1,191     14,858     2,375        1,228    1,138      8,165
                                      ========== =========  =========  =========  =========  ========== ========  =========

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Institutional Class                   $   10.07     $ 8.72     $  10.85  $ 13.12  $  11.00   $    11.38  $  9.41  $  10.27
Premier Class                         $   10.05     $ 8.71     $  10.83  $  8.11  $  10.98   $    11.37 $   9.39  $  10.28
Retail Class                          $   10.04     $ 8.69     $  10.81  $  8.09  $  10.96   $    11.34 $   9.37  $  10.27

COST OF INVESTMENTS                   $  11,745    $ 11,208   $  13,006 $167,503  $ 24,856   $   12,827 $ 11,061  $ 80,742
                                      ========== =========  =========  =========  =========  ========== ========  =========

The Notes to Financial Statements are an integral part of these statements.

CHARTER FUNDS

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2000
(IN THOUSANDS)

                                                    LARGE        LARGE        LARGE        SMALL       SMALL                 CORE
                                                    COMPANY      COMPANY      COMPANY      COMPANY     COMPANY               PLUS
                                                    STOCK        STOCK        STOCK        STOCK       STOCK      FOREIGN    FIXED
                                      BALANCED      GROWTH       VALUE        INDEX        GROWTH      VALUE       STOCK     INCOME
                                       FUND 1       FUND 1       FUND 1        FUND        FUND 2      FUND 1      FUND 3    FUND 4
____________________________________________________________________________________________________________________________________
INVESTMENT INCOME:
   Dividends                               $121       $   65      $  149     $  2,979       $  12      $  270      $  152   $     -
   Interest                                 254           10          50        1,944         106          25         182     5,295
                                     -----------   ----------   ---------    ---------    --------    --------    --------  --------
                                            375           75         199        4,923         118         295         334     5,295
EXPENSES:
   Investment advisory fees                  78           87          80          698         124         107         101       438
   Custodian fees and expenses               45           46          27          162          44          46         102        72
   Administrative services                   18           18          18          151          18          18          18        44
   Shareholder reports                        9            9           9            9           9           9           9         9
   Distribution fees
     Retail Class                             4            4           3           14           4           3           3       (a)
   Shareholder servicing fees
     Premier Class                            9            9          10            1          10          10          12       (a)
     Retail Class                             3            4           3           11           4           2           3       (a)
   Auditing and legal fees                   12           12          12           32          12          12          12        14
   Registration fees                         18           18          15           15          18          18          18        25
   Other                                      3            4           5           17           4           4           5         7
                                     -----------   ----------   ---------    ---------    --------    --------    --------  --------
      Total expenses                        210          221         193        1,110         256         240         294       618
      Less expenses waived by adviser
       or distributor                      (100)        (107)        (81)        (374)        (96)       (101)       (161)     (277)
                                     -----------   ----------   ---------    ---------    --------    --------    --------  --------
   Net expenses                              99          104         101          736         151         128         122       332
                                     -----------   ----------   ---------    ---------    --------    --------    --------  --------
NET INVESTMENT INCOME                       276          (29)         98        4,187         (33)        167          53     4,963
                                     -----------   ----------   ---------    ---------    --------    --------    --------  --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net unrealized gain (loss) from
     currency contracts                       -            -           -            -           -           -        (112)     (125)
   Net realized gain (loss) from
     futures contracts                        -            -           -       (1,765)          -           -           -      (150)
   Net realized gain (loss) from
     securities transactions                 48        (737)         739       53,963         (98)       1,910        (60)      986
   Change in unrealized appreciation
     (depreciation) of currency contracts     -            -           -            -           -           -           9       132
   Change in unrealized appreciation
     (depreciation) of futures contracts      -            -           -       (1,372)          -           -           -       (31)
   Change in unrealized appreciation
     (depreciation) of investments           21        (829)         612      (77,555)      1,175       1,002        (354)    1,753
                                        --------   ----------   ---------    ---------    --------    --------    --------  --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                            69      (1,542)       1,351      (26,729)       1,077       2,912       (517)    2,565
                                        --------   ----------   ---------    ---------    --------    --------    --------  --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                345      (1,571)     $ 1,449     $(22,542)    $  1,044    $  3,079    $  (464)  $ 7,528
                                        ========   ==========   =========    =========    ========    ========    ========  ========

1  Commenced operations on January 20, 2000.
2  Commenced operations on January 21, 2000.
3  Commenced operations on January 24, 2000.
4  Commenced operations on December 31,1999.

(a) Amount less than 1.


The Notes to Financial Statements are an integral part of these statements.

CHARTER FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2000
(IN THOUSANDS)

                                                    LARGE        LARGE        LARGE      SMALL      SMALL                   CORE
                                                    COMPANY     COMPANY      COMPANY    COMPANY    COMPANY                 PLUS
                                                    STOCK        STOCK        STOCK      STOCK      STOCK       FOREIGN      FIXED
                                       BALANCED     GROWTH       VALUE        INDEX     GROWTH      VALUE       STOCK      INCOME
                                        FUND 1      FUND 1      FUND 1        FUND      FUND 2      FUND 1      FUND 3      FUND 4
____________________________________________________________________________________________________________________________________
OPERATIONS:
Net investment income (loss)           $276        $  (29)      $  98        $ 4,187   $   (33)   $    167     $  53       $ 4,963
Net realized gain (loss) from
  currency                                -            -            -            -           -           -       (112)        (125)
Net realized gain (loss) from futures     -            -            -         (1,765)        -           -          -         (150)
Net realized gain (loss) from
  investments                            48          (737)          739       53,963       (98)      1,910       (60)          986
Net unrealized appreciation from
  currency                                -            -            -             -          -           -          9          132
Net unrealized (depreciation) from
  futures                                 -            -            -         (1,372)        -           -          -          (31)
Net unrealized appreciation
  (depreciation) of investments           21         (805)          612      (77,555)    1,175       1,002       (354)       1,753
                                      ----------  ---------   ----------    --------- ----------  ----------  ----------  ----------
Net increase (decrease) in net assets
  from operations                        345       (1,571)        1,449      (22,542)    1,044       3,079       (464)       7,528
                                      ----------  ---------   ----------   ---------  ----------  ----------  ----------  ----------
DISTRIBUTIONS:
From net investment income
    Institutional Class                 (134)          -        (250)         (5,252)     (145)       (695)        (51)     (5,418)
    Premier Class                       (140)          -        (282)            (20)      (58)       (738)        (58)         (8)
    Retail Class                         (61)          -         (93)           (204)      (26)       (235)        (16)        (12)
From net realized capital gains
    Institutional Class                    -           -            -        (35,060)        -           -           -         (54)
    Premier Class                          -           -            -            (40)        -           -           -          (a)
    Retail Class                           -           -            -           (225)        -           -           -          (a)
From capital
    Institutional Class                    -           -            -             -        (79)           -        (40)          -
    Premier Class                          -           -            -             -        (32)           -        (46)           -
    Retail Class                           -           -            -             -        (14)           -        (13)           -
                                     ----------  ---------   ----------     ---------  ---------   ----------  ----------  ---------
Total distributions                     (335)          -        (625)        (40,801)     (354)     (1,668)       (224)     (5,492)
                                     ----------  ---------   ----------     ---------- ---------   ----------  ----------  ---------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL CLASS

Net proceeds from sales of shares      4,500        4,500        4,500      21,030      16,193       4,500       4,500       76,037
Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions            134           -          250      40,312          228         694          92        5,473
                                     ----------  ---------   ----------   ---------  ----------  ----------  ----------  ----------
                                       4,634        4,500        4,750      61,342      16,421       5,194       4,592       81,510
Cost of shares redeemed                    -           -            -    (175,000)          -           -           -           -
                                     ----------  ---------   ----------   ---------  ----------  ----------  ----------  ----------

Total from Institutional Class         4,634        4,500        4,750    (113,658)     16,421       5,194       4,592       81,510
                                     ----------  ---------   ----------   ---------  ----------  ----------  ----------  ----------
PREMIER CLASS
Net proceeds from sales of shares      5,499        5,077        5,316       1,167       6,148       4,871       5,441          117
Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions            140          -          282          60            89         737         104            8
                                     ----------  ---------   ----------   ---------  ----------  ----------  ----------   ----------

                                       5,639        5,077        5,598       1,227       6,237       5,608       5,545          125

Cost of shares redeemed                 (678)         (38)        (128)       (250)        (34)        (86)       (208)            -
                                     ----------  ---------   ----------   ---------  ----------  ----------  ----------   ----------

Total from Premier Class               4,961        5,039        5,470         977       6,203       5,522       5,337          125
                                     ----------  ---------   ----------   ---------  ----------  ----------  ----------   ----------
RETAIL CLASS
Net proceeds from sales of shares      2,316        2,729        1,778      12,932       2,998       1,648       1,478          200
Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions             61           -           93         429           37         235          28           12
                                     ----------  ---------   ----------   ---------  ----------  ----------  ----------   ----------
                                       2,377        2,729        1,871      13,361       3,035       1,883       1,506          212

Cost of shares redeemed                 (175)        (287)          (9)     (1,776)       (252)        (47)        (49)            -
                                     ----------  ---------   ----------   ---------  ----------  ----------  ----------   ----------
Total from Retail Class                2,202        2,442        1,862      11,585       2,783       1,836       1,457          212
                                     ----------  ---------   ----------   ---------  ----------  ----------  ----------   ----------
Net increase in net assets derived
  from Fund share transactions        11,797       11,981       12,082    (101,096)     25,407      12,552      11,386       81,847
                                     ----------  ---------   ----------   ---------  ----------  ----------  ----------   ----------
TOTAL NET INCREASE IN NET ASSETS
                                      11,807       10,410       12,906    (164,439)     26,097      13,963      10,698       83,883
NET ASSETS:

Beginning of period                       -         -            -         352,417          -           -           -            -
                                     ----------  ---------   ----------   ---------  ----------  ----------  ----------   ----------
End of period*
                                     $11,807     $ 10,410    $  12,906    $187,978     $26,097  $    13,963     10,698  $     83,883
                                     ==========  =========   ==========   =========  ==========  ==========  ==========   ==========

* Includes undistributed
(overdistributed) net investment
income of:                               $12      $    -         $  212    $    (6)    $   -      $     432   $      -     $   641
                                     ==========  =========   ==========   =========  ==========  ==========  ==========   ==========

1  Commenced operations on January 20, 2000.
2  Commenced operations on January 21, 2000.
3  Commenced operations on January 24, 2000.
4  Commenced operations on December 31, 1999.
(a) Amount less than 1.

The Notes to Financial Statements are an integral part of these statements.

CHARTER FUNDS


STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1999
(IN THOUSANDS)

                                                                             LARGE
                                                                             COMPANY
                                                                              STOCK
                                                                              INDEX
                                                                              FUND
____________________________________________________________________________________________
OPERATIONS:
Net investment income                                                             $  3,506
Net realized gain from investments                                                   1,884
Net realized gain from futures                                                       2,165
Unrealized depreciation from futures                                                  (405)
Unrealized appreciation of investments                                              53,237
                                                                       --------------------
Net increase in net assets from operations                                          60,387
                                                                       --------------------
DISTRIBUTIONS:
From net investment income - Institutional Class                                   (4,723)
From net realized capital gains - Institutional Class                              (3,114)
                                                                       --------------------
Total  distributions                                                               (7,837)
                                                                       --------------------
CAPITAL SHARE TRANSACTIONS:
Institutional Class
Net proceeds from sales of shares                                                      765
Net asset value of shares issued to shareholders
     in reinvestment of dividends and distributions                                  7,837
                                                                       --------------------
                                                                                     8,602
Cost of shares redeemed                                                                  -
                                                                       --------------------
Net increase from Fund share transactions                                            8,602
                                                                       --------------------
NET INCREASE IN NET ASSETS                                                          61,152
NET ASSETS:
Beginning of period                                                                291,265
                                                                       --------------------
End of period*                                                                     352,417
                                                                       ====================

*  Including undistributed net investment income of:                              $  3,975
                                                                       ====================



The Notes to Financial Statements are an integral part of these statements.

CHARTER FUNDS

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
FOR THE PERIODS ENDING DECEMBER 31, 2000

                                                        LARGE          LARGE        SMALL        SMALL                     CORE
                                                        COMPANY        COMPANY      COMPANY      COMPANY                   PLUS
                                                        STOCK          STOCK        STOCK        STOCK        FOREIGN      FIXED
                                          BALANCED      GROWTH         VALUE        GROWTH       VALUE        STOCK        INCOME
                                           FUND 1       FUND 1         FUND 1       FUND 2       FUND 1       FUND 3       FUND 4
____________________________________________________________________________________________________________________________________
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD        $ 10.00       $ 10.00       $ 10.00      $ 10.00      $ 10.00      $ 10.00    $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (4)                      0.27        (0.01)          0.13       (0.01)         0.34         0.07      0.63
Net realized and unrealized gain on
  investments                                  0.10        (1.27)          1.28         1.16         2.59       (0.46)      0.34
                                               ----        ------          ----         ----         ----       ------      ----

TOTAL FROM INVESTMENT OPERATIONS              0.37         (1.28)         1.41         1.15          2.93       (0.39)      0.97
                                              -----        ------         -----        -----         ----       ------      -----
LESS DISTRIBUTIONS:

Dividends from net investment income         (0.30)             -        (0.56)       (0.15)       (1.55)       (0.20)     (0.69)
Distributions from net realized capital
gains                                      ----------  ------------   -----------   ----------   ----------   ---------    -----
                                               -             -             -            -            -            -         (0.01)
                                            ----------  ------------   -----------  -----------   ----------   ---------    -----
TOTAL DISTRIBUTIONS                          (0.30)          -           (0.56)       (0.15)       (1.55)       (0.20)      (0.70)
                                            ----------  ------------   -----------  -----------   ----------   ---------    -----
NET ASSET VALUE, END OF PERIOD             $ 10.07       $  8.72       $ 10.85      $ 11.00       $ 11.38      $ 9.41       $10.27
                                           ========      ========       ========    ========      =======      =======      ======
TOTAL RETURN (1)                              3.66%(2)    -12.80% (2)    14.03% (2)   11.51% (2)   29.22% (2)   -3.84% (2)  9.93%(2)
RATIOS TO AVERAGE NET ASSETS
Gross expenses                                1.76% (3)     1.79% (3)     1.55% (3)    1.81% (3)    1.98% (3)    2.59% (3)  0.83%(3)
Fees and expenses waived or borne by the
Adviser or Distributor                        0.96% (3)     0.99% (3)     0.75% (3)    0.76% (3)    0.93% (3)    1.54% (3)  0.38%(3)
Net expenses                                  0.80% (3)     0.80% (3)     0.80% (3)    1.05% (3)    1.05% (3)    1.05% (3)  0.45%(3)
Net investment income (4)                     2.78% (3)    (0.11)%(3)     1.05% (3)   (0.12)%(3)    1.69% (3)    0.69% (3)  6.74%(3)
Portfolio turnover                              67% (2)       75% (2)       62% (2)     140% (2)     102% (2)      27% (2)   310%(2)
Net assets, end of period (000 omitted)     $ 4,663       $ 3,926       $ 5,130     $ 16,552      $ 5,812      $ 4,326    $ 83,540


                                             LARGE COMPANY STOCK INDEX FUND/5/
                                          -------------------------------------------------------
                                            2000           1999           1998           1997
                                            ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD        $ 16.32         $ 13.84       $ 10.95        $ 10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (4)                      0.22            0.17          0.13           0.07
Net realized and unrealized gain on
  securities                                -------       ----------     ----------     ----------
                                             (1.58)           2.68          2.97           0.95
                                             ------           -----         -----          -----

TOTAL FROM INVESTMENT OPERATIONS             (1.36)           2.85          3.10           1.02
                                             ------           -----         -----          -----
LESS DISTRIBUTIONS:
Dividends from net investment income         (0.30)          (0.22)        (0.16)         (0.07)
Distributions from capital gains             (1.54)          (0.15)        (0.05)           -
                                             ------          ------        ------         ------
TOTAL DISTRIBUTIONS                          (1.84)          (0.37)        (0.21)         (0.07)
                                             ------          ------        ------         ------
NET ASSET VALUE, END OF PERIOD             $ 13.12         $ 16.32       $ 13.84        $ 10.95
                                           ========        ========      ========        =======
TOTAL RETURN (1)                             -9.24% (2)      20.66% (2)    28.28% (2)     10.23% (2)
RATIOS TO AVERAGE NET ASSETS
Gross expenses                                0.38% (3)       0.36% (3)     0.43% (3)      0.70% (3)
Fees and expenses waived or borne by the
  Adviser or Distributor                      0.13% (3)       0.01% (3)     0.08% (3)      0.35% (3)
Net expenses                                  0.25% (3)       0.35% (3)     0.35% (3)      0.35% (3)
Net investment income (4)                     1.46% (3)       1.11% (3)     1.27% (3)      3.03% (3)
Portfolio turnover                               9% (2)          3% (2)        3% (2)         4% (2)
Net assets, end of period (000 omitted)   $  176,705       $ 352,417    $   291,265    $    105,845

1  Commenced operations on January 20, 2000.
2  Commenced operations on January 21, 2000.
3  Commenced operations on January 24, 2000.
4  Commenced operations on December 31, 1999.
5  Commenced operations on July 1, 1997.

(1) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(2) Not annualized.
(3) Annualized.
(4) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.


The Notes to Financial Statements are an integral part of these statements.

CHARTER FUNDS

FINANCIAL HIGHLIGHTS - PREMIER CLASS
FOR THE PERIODS ENDING DECEMBER 31, 2000

                                            LARGE          LARGE        LARGE        SMALL       SMALL                   CORE
                                            COMPANY        COMPANY      COMPANY      COMPANY     COMPANY                 PLUS
                                            STOCK          STOCK        STOCK        STOCK        STOCK       FOREIGN    FIXED
                             BALANCED       GROWTH         VALUE        INDEX        GROWTH        VALUE      STOCK      INCOME
                             FUND 1         FUND 1         FUND 1       FUND 2       FUND 2       FUND 1      FUND 3     FUND 2
____________________________________________________________________________________________________________________________________
PER SHARE OPERATING
  PERFORMANCE:
NET ASSET VALUE, BEGINNING
  OF PERIOD                   $ 10.00     $ 10.00        $  10.00     $   10.00     $    10.00   $  10.00        $10.00      $10.00
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(4)         0.25        (0.03)          0.10          0.15       (0.02)         0.32          0.04        0.57
Net realized and
  unrealized gain on
  investments                    0.09        (1.26)         1.28         (0.82)        1.15         2.59         (0.45)       0.40
                                  ----        ------         -----        ------        -----        -----      ------       -----
TOTAL FROM INVESTMENT
  OPERATIONS                     0.34         (1.29)         1.38         (0.67)        1.13         2.91        (0.41)       0.97
                                 -----        ------         -----        ------        ------      -----        ------      -----
LESS DISTRIBUTIONS:
Dividends from net
  investment income             (0.29)             -        (0.55)        (0.25)       (0.15)       (1.54)       (0.20)      (0.68)
Distributions from net
  realized capital gains          -             -             -           (0.97)         -            -           -          (0.01)
                                ------       --------       ---------     --------     -------     --------      -------    ------

TOTAL DISTRIBUTIONS             (0.29)          -           (0.55)        (1.22)       (0.15)       (1.54)      (0.20)      (0.29)
                                ------       --------       ------        ------       ------       ------      ------      ------

NET ASSET VALUE, END OF
  PERIOD                      $ 10.05         8.71           10.83        8.11          10.98        11.37         $ 9.39    $10.28
                            ==========       =====          ======       =====         ======       ======        =======   =======
TOTAL RETURN (1)                 3.41% (2)   -12.90% (2)    13.78% (2)    -7.64% (2)   11.26% (2)   28.96%(2)     -4.09%(2) 9.92%(2)
RATIOS TO AVERAGE NET ASSETS
Gross expenses                   1.96% (3)     1.99% (3)     1.75% (3)     0.58% (3)    2.01% (3)    2.18%(3)      2.84%(3) 1.23%(3)
Fees and expenses waived
or borne by the Adviser or
Distributor                      0.96% (3)     0.99% (3)     0.75% (3)     0.23% (3)    0.76% (3)    0.93% (3)   1.59% (3)  0.38%(3)
Net expenses                     1.00% (3)     1.00% (3)     1.00% (3)     0.35% (3)    1.25% (3)    1.25% (3)   1.25% (3)  0.85%(3)
Net investment income            2.58% (3)   (0.31)% (3)     0.85% (3)     1.36% (3)   (0.32)% (3)   1.49% (3)   0.49% (3)  6.34%(3)
Portfolio turnover                 67% (2)       75% (2)       62% (2)        9% (2)     140% (2)     102% (2)     27% (2)   310%(2)
Net assets, end of period
  (000 omitted)                $ 4,964        $4,377        $  5,842      $  846        $ 6,640       $ 6,178   $5,001      $ 128


1  Commenced operations on January 20, 2000.
2  Commenced operations on January 21, 2000.
3  Commenced operations on January 24, 2000.

(1) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(2) Not annualized.
(3) Annualized.
(4) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.



The Notes to Financial Statements are an integral part of these statements.



FINANCIAL HIGHLIGHTS - RETAIL CLASS         LARGE          LARGE        LARGE         SMALL        SMALL                    CORE
FOR THE PERIODS ENDING DECEMBER 31, 2000   COMPANY         COMPANY       COMPANY      COMPANY    COMPANY                    PLUS
                                            STOCK          STOCK        STOCK         STOCK        STOCK         FOREIGN    FIXED
                              BALANCED      GROWTH         VALUE        INDEX        GROWTH        VALUE        STOCK      INCOME
                               FUND 1       FUND 1        FUND 1        FUND 2       FUND 2       FUND 1         FUND 3    FUND 2
____________________________________________________________________________________________________________________________________
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING
  OF PERIOD                    $ 10.00     $  10.00       $  10.00    $    10.00    $     10.00  $   10.00      $10.00       $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income             0.17        (0.04)          0.07          0.13       (0.04)         0.27         (a)        0.51
Net realized and
  unrealized gain on
  investments                    0.16         (1.27)         1.28         (0.83)        1.14         2.60         (0.44)      0.45
                             ----------    -----------    ----------   -----------   ----------   ----------    --------    -------
TOTAL FROM INVESTMENT
  OPERATIONS                     0.33         (1.31)         1.35         (0.70)        1.10         2.87        0.44          0.96
                            ----------    -----------    ----------   -----------   ----------   ----------    -------     --------
LESS DISTRIBUTIONS:
Dividends from net
  investment income             (0.29)             -        (0.54)        (0.24)       (0.14)       (1.53)      (0.19)      (0.68)
Distributions from net
  realized capital gains            -             -             -          (0.97)         -            -           -        (0.01)
                            -----------   -----------    ----------   -----------   ----------   ----------    --------    --------
TOTAL DISTRIBUTIONS             (0.29)          -           (0.54)        (1.21)       (0.14)       (1.53)      (0.19)      (0.69)
                            -----------   -----------    ----------   -----------   ----------   ----------    --------    --------

NET ASSET VALUE, END OF
PERIOD                        $ 10.04          8.69         10.81         8.09        10.96        11.34         $9.37      10.27
                              ========    ===========    ===========  ============  ===========  ==========     ========   =========
TOTAL RETURN (1)                 3.25% (2)   -13.10% (2)    13.52% (2)    -7.94% (2)   11.00% (2)   28.60% (2)  -4.35% (2)  9.79%(2)
RATIOS TO AVERAGE NET ASSETS
Gross expenses                   2.21% (3)     2.24% (3)     2.00% (3)     0.83% (3)    2.26% (3)    2.43% (3)   3.09% (3)  1.33%(3)
Fees and expenses waived
  or borne by the Adviser or
  Distributor                    0.96% (3)     0.99% (3)     0.75% (3)     0.23% (3)    0.76% (3)    0.93% (3)   1.59% (3)  0.38%(3)
Net expenses                     1.25% (3)     1.25% (3)     1.25% (3)     0.60% (3)    1.50% (3)    1.50% (3)   1.50% (3)  0.95%(3)
Net investment income            2.33% (3)   (0.56)% (3)     0.60% (3)     1.11% (3)  (0.57)% (3)    1.24% (3)   0.24% (3)  6.24%(3)
Portfolio turnover                 67% (2)       75% (2)       62% (2)        9% (2)     140% (2)     102% (2)     27% (2)   310%(2)

Net assets, end of period
(000 omitted)                  $ 2,180       $2,107         $ 1,934      $  10,427   $     2,905    $    1,973  $1,371     $ 215


1  Commenced operations on January 20, 2000.
2  Commenced operations on January 21, 2000.
3  Commenced operations on January 24, 2000.

(1) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(2) Not annualized.
(3) Annualized.
(4) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.

(a) Amount less than $0.01


The Notes to Financial Statements are an integral part of these statements.

CHARTER FUNDS

Notes to Financial Statements

1. ORGANIZATION. CIGNA Funds Group, a Massachusetts business trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. At December 31, 2000, the Trust offered nine separate series known, collectively, as the Charter Funds. Information on eight of these series (referred to as the "Funds" or separately as the "Fund") is presented in this report. The financial statements of Charter Money Market Fund are presented under a separate cover. The Trust offers three classes of shares: Institutional Class, Premier Class and Retail Class. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including any applicable sub-accounting or 12b-1 distribution fee). Shares of each class would receive their pro rata share of net assets of the Fund if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares. Institutional Class Shares of the Funds have a separate transfer agent charge and no distribution fee or sub-accounting fee. The Premier Class Shares of the Funds has a sub-accounting fee. The Retail Class Shares of the Funds (and Premier Class shares of the Core Plus Fixed Income Fund) have a distribution fee and a shareholder servicing fee.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

A. SECURITY VALUATION - Equity securities, including warrants, that are listed on a national securities exchange or part of the NASDAQ National Market System are valued at the last sale price or, if there has been no sale that day, at the last bid price. Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates value. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value as determined in good faith by, or under the authority of, the Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Dividend income is recorded on the ex-date, and interest income is recorded on the accrual basis, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. The Fund does not accrete discounts or amortize premiums for book purposes, except for original issue discounts which are accreted over the life of the respective securities. Securities gains and losses are determined on the basis of identified cost.

C. FEDERAL TAXES - For federal income tax purposes, each Fund in the Trust is taxed as a separate entity. It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income or net capital gains have been accrued.

At December 31, 2000, Large Company Stock Growth Fund and Foreign Stock Fund each had a capital loss carryforward totaling $387,542 and $129,780, respectively, which expire December 31, 2008. The capital losses are intended to be used to offset future capital gains.

Large Company Stock Growth Fund, Large Company Stock Index Fund, Small Company Stock Growth Fund, and Foreign Stock Fund each had a post October loss amounting to $264,728, $2,286,347, $70,645, and $64,548, respectively. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

Pursuant to Section 852 of the Internal Revenue Code, as amended, Large Company Stock Index Fund and Core Plus Fixed Income Fund hereby designate distributions amounting to $35,325,000 and $54,000, respectively, as capital gains.

D. FOREIGN TAXES ON DIVIDENDS - Dividend income on the Statement of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Balanced Fund, $742; Large Company Stock Growth Fund, $56; Large Company Stock Value Fund, $361; Large Company Stock Index Fund, $13,167; and Foreign Stock Fund, $21,226.

CHARTER FUNDS

NOTES TO FINANCIAL STATEMENTS continued


E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income, if any, and net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed at least annually (monthly for Core Plus Fixed Income Fund).

Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign securities, capital loss carryforwards, deferred losses due to wash sales, excise tax regulations and net operating losses. To the extent that such differences are permanent, a re-classification to paid in capital may be required.

F. MULTICLASS OPERATIONS - Each class offered by the Trust has equal rights as to net assets. Income, non-specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

G. FOREIGN CURRENCY TRANSLATIONS - Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

(ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains (losses) from foreign currency-related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest, and foreign withholding taxes.

H. FUTURES - Certain Funds are authorized to enter into futures contracts. A Fund may use futures contracts to manage its exposure to the markets or movements in interest rates and currency values. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the initial margin requirements. During the period a futures contract is open, changes in the value of a contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Daily variation margin payments are received or made, depending on whether there were unrealized gains or losses. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts include the risk that a change in the value of the contract may not correlate with the value of the underlying securities, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

I. FORWARD CURRENCY TRANSACTIONS - Certain Funds are authorized to enter into forward exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

J. REPURCHASE AGREEMENTS - The Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. It is the Funds' policy that the market value of the collateral must be at least equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset any losses incurred.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees are paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Funds.

CHARTER FUNDS

NOTES TO FINANCIAL STATEMENTS continued


Such advisory fees are based on an annual rate for each Fund (see below) applied to the average daily net assets of the Fund. TimesSquare has voluntarily agreed to reimburse or bear any other expenses for each Fund for any amount by which its expenses (including the advisory fee, but excluding interest, taxes, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed, on an annual basis, certain percentages of average daily net assets until April 30, 2002 and thereafter to the extent described in the Fund's then current prospectus. These percentages are as follows:


                                                                               MAXIMUM OPERATING EXPENSE RATIO
                                                             ---------------------------------------------------------------------
                FUND                      MANAGEMENT FEE       INSTITUTIONAL CLASS       PREMIER CLASS          RETAIL CLASS
                ----                      --------------       -------------------       -------------          ------------
Balanced Fund                                  0.75%                   0.80%                  1.00%                 1.25%

Large Company Stock Growth Fund                0.80                    0.80                   1.00                  1.25

Large Company Stock Value Fund                 0.75                    0.80                   1.00                  1.25

Large Company Stock Index Fund                 0.25                    0.25                   0.35                  0.60

Small Company Stock Growth Fund                1.00                    1.05                   1.25                  1.50

Small Company Stock Value Fund                 1.00                    1.05                   1.25                  1.50

Foreign Stock Fund                             1.00                    1.05                   1.25                  1.50

Core Plus Fixed Income Fund                    0.60                    0.45                   0.85                  0.95

The Balanced, Large Company Stock Growth, Large Company Stock Value, Small Company Stock Value and Foreign Stock Funds use sub-advisers. Each sub-adviser has the responsibility for determining what investments shall be purchased, held, sold, or exchanged for its particular Fund. TimesSquare is responsible for selecting and monitoring the performance of the sub-advisers, and for overall management of the business affairs of all of the Funds. TimesSquare has the ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination, and replacement.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds may invest excess cash up to 25% of each Fund's total assets in the affiliated Charter Money Market Fund (CMM) managed by TimesSquare. TimesSquare will waive the amount of its advisory fee for the Funds in an amount that offsets the amount of the advisory fees incurred in the affiliated Fund. Income distributions from CMM. for the year ended December 31, 2000 are recorded as interest income in the Statement of Operations as follows:

(IN THOUSANDS)

Balanced Fund                                        $      17

Large Company Stock Growth Fund                              8

Large Company Stock Value Fund                              37

Large Company Stock Index Fund                             392

Small Company Stock Growth Fund                             77

Small Company Stock Value Fund                              19

Foreign Stock Fund                                          16

Core Plus Fixed Income Fund                                 18

For administrative services, the Funds reimburse TimesSquare for a portion of the compensation and related expenses of the Trust's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ended December 31, 2000, the Funds paid or accrued $303,318. (The amount paid by each Fund may be found in the Statement of Operations.)

With respect to Retail Class shares (and also the Premier Class of Core Plus Fixed Income Fund), the Funds have adopted a 12b-1 plan which requires the payment of 0.25% annually (0.15% for the Premier Class of Core Plus Fixed Income
Fund) to CIGNA Financial Services, Inc. ("CFS"), the Funds' distributor. The fees received from the 12b-1 plan are used for services provided to the Retail Class and expenses primarily intended to result in the sale of such shares. Premier and Retail Class shares are also subject to a shareholder servicing fee payable to CFS equal to 0.20% annually (0.25% for Foreign Stock Fund and Core Plus Fixed Income Fund). The shareholder servicing and 12b-1 fees will be waived as necessary to limit Premier and Retail Class expenses, as a percentage of average net assets, to the amounts described above until April 30, 2002 and thereafter to the extent described in the Fund's then current prospectus.

TimesSquare and CFS are indirect, wholly-owned subsidiaries of CIGNA
Corporation.

CHARTER FUNDS

NOTES TO FINANCIAL STATEMENTS continued

At December 31, 2000, Life Insurance Company of North America, an indirect wholly-owned subsidiary of CIGNA Corporation, had investments in the Funds as follows (amounts in thousands):

                       FUND                                            SHARES           %

Balanced Fund                                                           1,029           88%

Large Company Stock Growth Fund                                         1,000           84

Large Company Stock Value Fund                                          1,051           88

Large Company Stock Index Fund                                            822          (a)

Small Company Stock Growth Fund                                         1,013           43

Small Company Stock Value Fund                                          1,134           93

Foreign Stock Fund                                                      1,022           90

Core Plus Fixed Income Fund                                                21          (a)

(a) Less than 1%.


4. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities, excluding short-term obligations, for the period ended December 31, 2000 were as follows (amounts in thousands):

(IN THOUSANDS)


                                                  U.S. GOVERNMENT/AGENCY                 ALL OTHER
                                                  ----------------------                 ---------
                                                 PURCHASES          SALES        PURCHASES        SALES
Balanced Fund                                    $   2,712        $    883      $  14,782      $   5,033

Large Company Stock Growth Fund                          -               -         19,102          7,388

Large Company Stock Value Fund                           -               -         16,300          5,921

Large Company Stock Index Fund                           -               -         21,720        174,534

Small Company Stock Growth Fund                          -               -         37,284         14,845

Small Company Stock Value Fund                           -               -         20,568         10,295

Foreign Stock Fund                                       -               -         13,123          2,330

Core Plus Fixed Income Fund                        161,972         129,530        122,705         74,828

6. IN-KIND TRANSACTIONS. During the year ended December 31,2000, the Large Company Stock Index Fund incurred realized gains of $10,136,082 and $6,757,291, respectively, associated with in-kind redemptions on December 7 and December 11.

7. CAPITAL STOCK. Each Fund is a separate series of the Trust which offers an unlimited number of shares of beneficial interest, without par value. Changes in capital shares were as follows (shares and amounts in thousands):

CHARTER FUNDS

NOTES TO FINANCIAL STATEMENTS CONTINUED


FOR THE PERIOD ENDED DECEMBER 31,
(IN THOUSANDS)                                                   LARGE COMPANY     LARGE COMPANY          LARGE COMPANY
                                                                  STOCK GROWTH      STOCK VALUE            STOCK INDEX
                                                BALANCED FUND1       FUND1            FUND1                    FUND
____________________________________________________________________________________________________________________________________
                                                    2000             2000             2000              2000          1999
                                                    ----             ----             ----              ----          ----
CAPITAL SHARES TRANSACTED:
INSTITUTIONAL CLASS
Shares sold                                               450               450              450           1,391            51
Shares issued to shareholders in connection with the
    Reinvestment of dividends and distributions            13                 -               23           2,769           491
                                                --------------  ---------------- ----------------   -------------  ------------
                                                          463               450              473           4,160           542
Shares redeemed                                             -                 -                -        (12,285)             -
                                                --------------  ---------------- ----------------   -------------  ------------
Net change
                                                          463               450              473         (8,125)           542
                                                --------------  ---------------- ----------------   -------------  ------------
PREMIER CLASS
Shares sold                                               549               506              525             125             -
Shares issued to shareholders in connection with the
    Reinvestment of dividends and distributions            14                 -               26               7             -
                                                --------------  ---------------- ----------------   -------------  ------------
                                                                                                                             -
                                                          563               506              551             132
Shares redeemed                                          (69)               (4)             (12)            (28)             -
                                                --------------  ---------------- ----------------   -------------  ------------
Net change                                                                                                                   -
                                                          494               502              539             104
                                                --------------  ---------------- ----------------   -------------  ------------
RETAIL CLASS
Shares sold                                               229               270              171           1,435             -
Shares issued to shareholders in connection
  with the Reinvestment of dividends and
  distributions                                             6                 -                9              50             -
                                                --------------  ---------------- ----------------   -------------  ------------
                                                          235               270              180           1,485             -
Shares redeemed                                           (18)              (27)              (1)           (195)             -
                                                --------------  ---------------- ----------------   -------------  ------------
Net change                                                217               243              179           1,290             -
                                                --------------  ---------------- ----------------   -------------  ------------
Total net increase in Fund shares                       1,174             1,195            1,191          (6,731)           542
                                                ==============  ================ ================   =============  ============

1 Commenced operations on January 20, 2000.
2 Commenced operations on January 21, 2000.
3 Commenced operations on January 24, 2000.
4 Commenced operations on December 31, 1999.

CHARTER FUNDS

NOTES TO FINANCIAL STATEMENTS continued


                                                 SMALL COMPANY   SMALL COMPANY                        CORE PLUS
                                                 STOCK GROWTH     STOCK VALUE        FOREIGN        FIXED INCOME
                                                    FUND             FUND            STOCK FUND         FUND
------------------------------------------------------------------------------------------------------------------------
                                                      2000             2000             2000              2000
                                                      ----             ----             ----              ----
CAPITAL SHARES TRANSACTED:
INSTITUTIONAL CLASS

Shares sold                                             1,485               450              450           7,597
Shares issued to shareholders in connection with
    the Reinvestment of dividends and distributions        20                61               10             535
                                                --------------  ---------------- ----------------   -------------
                                                        1,505               511              460           8,132
Shares redeemed                                             -                 -                -               -
                                                --------------  ---------------- ----------------   -------------
Net change                                              1,505               511              460           8,132
                                                --------------  ---------------- ----------------   -------------
PREMIER CLASS

Shares sold                                               600               487              541              11
Shares issued to shareholders in connection with the
    Reinvestment of dividends and distributions             8                64               11               1
                                                --------------  ---------------- ----------------   -------------
                                                          608               551              552              12
Shares redeemed                                            (3)               (8)             (20)              -
                                                --------------  ---------------- ----------------   -------------
Net change                                                605               543              532              12
                                                --------------  ---------------- ----------------   -------------
RETAIL CLASS
Shares sold                                               286               158              148              20
Shares issued to shareholders in connection
    with the Reinvestment of dividends and
    distributions                                           3                20                3               1
                                                --------------  ---------------- ----------------   -------------
                                                          289               178              151              21
Shares redeemed                                           (24)               (4)              (5)               -
                                                --------------  ---------------- ----------------   -------------
Net change                                                265               174              146              21
                                                --------------  ---------------- ----------------   -------------
Total net increase in Fund shares                       2,375             1,228            1,138           8,165
                                                ==============  ================ ================   =============


CHARTER FUNDS

NOTES TO FINANCIAL STATEMENTS continued


8. NEW ACCOUNTING MATTERS. Effective January 1, 2001, the affected Funds (Charter Balanced Fund and Core Plus Fixed Income Fund) will adopt provisions of the AICPA Audit and Accounting Guide for Investment Companies, and each Fund will be requited to amortize premium and discount on all debt securities. The cumulative effect of this accounting change will not have an impact on total net assets for either Fund but will result in a reclassification between cost of securities held and net unrealized appreciation/depreciation.

CHARTER FUND


REPORT OF INDEPENDENT ACCOUNTANTS





To the Trustees and Shareholders of the CIGNA Funds Group



In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Charter Balanced Fund, Charter Large Company Stock Growth Fund, Charter Large Company Stock Value Fund, Charter Large Company Stock Index Fund, Charter Small Company Stock Growth Fund, Charter Small Company Stock Value Fund, Charter Foreign Stock Fund, and Core Plus Fixed Income Fund (each a series of CIGNA Funds Group, hereafter referred to as the "Fund") at December 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.





PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2001

CHARTER FUNDS


TRUSTEES                                                                              OFFICERS

                                           Thomas C. Jones
                                           PRESIDENT, CIGNA RETIREMENT AND
Hugh R. Beath                              INVESTMENT SERVICES AND CHAIRMAN OF THE    Richard H. Forde
ADVISORY DIRECTOR                          BOARD, TIMESSQUARE CAPITAL MANAGEMENT,     CHAIRMAN OF THE BOARD
ADMEDIA CORPORATE ADVISORS, INC.           INC.                                       AND PRESIDENT

Richard H. Forde                           Paul J. McDonald
SENIOR MANAGING DIRECTOR                   SPECIAL ADVISOR TO THE BOARD OF            Alfred A. Bingham III
TIMESSQUARE CAPITAL MANAGEMENT, INC.       DIRECTORS, FRIENDLY ICE CREAM CORPORATION  VICE PRESIDENT AND TREASURER

Russell H. Jones
VICE PRESIDENT AND TREASURER                                                          Jeffrey S. Winer
KAMAN CORPORATION                                                                     VICE PRESIDENT AND SECRETARY

________________________________________________________________________________
Charter Funds are open-end, diversified management investment companies. The investment adviser is TimesSquare Capital Management, Inc., 900 Cottage Grove Road, Hartford, Connecticut 06152. The Funds are distributed by CIGNA Financial Services, Inc., P.O. Box 150476, Hartford, Connecticut 06115-0476 (Telephone:
1.888.CIGNA.FS or 1.888.244.6237).
________________________________________________________________________________

________________________________________________________________________________




________________________________________________________________________________





























[CIGNA TREE LOGO GRAPHIC APPEARS HERE]
CIGNA Financial Services, Inc.

P.O. Box 150476
Hartford, CT 06115-0476
www.cigna.com

Member NASD/SIPC                                                          545900